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                                                                  EXHIBIT (C)(2)

PROJECT FLEX
SPECIAL COMMITTEE PRESENTATION




STRICTLY PRIVATE AND CONFIDENTIAL - PRELIMINARY DRAFT
CHASE SECURITIES INC.


MAY 2, 2000


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TABLE OF CONTENTS
--------------------------------------------------------------------------------


EXECUTIVE SUMMARY............................................................................................         I

SUMMARY OF LEND LEASE / DDR PROPOSAL.........................................................................        II

PRELIMINARY PORTFOLIO VALUATION..............................................................................       III

PRELIMINARY NAV ANALYSIS.....................................................................................        IV

PRELIMINARY LIQUIDATION ANALYSIS.............................................................................         V

DDR PUT OPTION CONSIDERATIONS................................................................................        VI

PRELIMINARY COMPANY VALUATION................................................................................       VII

REVIEW OF CSI DISCUSSIONS WITH LEND LEASE....................................................................      VIII

REVIEW OF CSI DISCUSSIONS WITH DDR...........................................................................        IX

REVIEW OF SELECTED STRATEGIC ALTERNATIVES....................................................................         X

NEXT STEPS AND CONSIDERATIONS................................................................................        XI


Appendices

     Preliminary Property Valuation Detail...................................................................     A

     Precedent Transactions..................................................................................     B

     Public Company Comparables..............................................................................     C

     Sales Comparables.......................................................................................     D



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                                EXECUTIVE SUMMARY


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PROJECT FLEX - EXECUTIVE SUMMARY
BACKGROUND
--------------------------------------------------------------------------------

[ ] In May 1999, Salomon Smith Barney ("SSB") was retained by American Industrial Properties REIT ("AIP" or the "Company") to conduct a broad review of strategic alternatives, including:

     -    Status quo

     -    Re-focused business plan ("TechRealty")

     -    Selected asset sales

     -    Strategic merger(s)

     -    Sale of the Company

     -    Liquidation of assets

[ ] Chase Securities Inc. ("CSI") understands that the Special Committee has thoroughly examined these selected strategic alternatives and the potential implications of adopting such alternatives

[ ] In addition to evaluating strategic alternatives, SSB also provided its viewpoint on the following important valuation benchmarks:

     -    Net asset value ("NAV"):       $12.50 to $14.60 per share (as of 12/13/99)(1)

     -    Liquidation value:             $11.43 to $14.05 per share (as of 12/13/99)

[ ] In addition to providing Company and real estate valuation analyses, SSB also provided a view on the theoretical value of the AIP / DDR Put Option

     - Theorized that the value of the put option equals the difference between the proceeds received by AIP less the fair market value of the securities issued to DDR

     -    Discounted this value using the Black-Scholes option pricing model


     (1) Updated by CSI based on 5/1/00 current net debt and shares outstanding (for comparative purposes)


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PROJECT FLEX - EXECUTIVE SUMMARY
BACKGROUND (CONTINUED)
--------------------------------------------------------------------------------

[ ] As part of SSB's engagement, it distributed and solicited indications of interest to acquire the Company

     - 60 potential bidders were contacted, including public REITs, private companies, dedicated real estate funds, pension funds, and pension fund advisors

     - Bidders were asked to bid for all or a significant portion of the Company's assets

     - Some interested parties expressed interest in only certain assets; SSB encouraged these parties to submit proposals while emphasizing that the Company preferred a transaction including a complete sale of the Company to a single buyer

[ ] AIP received eight initial indications of interest, including two for the Company and seven for selected assets (including the LOI submitted by Westcore Industrial on 4/20/00)

     - Two written bids were submitted for the entire Company, subject to due diligence

          o  Olympus:     $13.00 per share (included significant mezzanine debt
                          contribution from existing AIP shareholders)

          o  Lend Lease:  $13.58 per share in cash

     - Whitehall and DLJ expressed verbal indications of interests of $10.50 to $11.00 and just under $13.00, respectively, but both declined a request to submit a written offer

     -    Four other firms expressed interest in selected assets

[ ] The board then instructed SSB to ask Lend Lease and Olympus to raise their bids

[ ] Olympus declined to raise its offer, but Lend Lease indicated it might be able to bid a higher value for a portion of the assets, if it were not required to bid for the entire Company

[ ] On 12/23/99, SSB presented Lend Lease's bid for a portion of the assets to the board, which included a scenario which would merge the remaining Company (following the partial sale to Lend Lease) with Developers Diversified Corporation ("DDR")



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PROJECT FLEX - EXECUTIVE SUMMARY
BACKGROUND (CONTINUED)
--------------------------------------------------------------------------------

[ ] Subsequent negotiations between SSB and DDR / Lend Lease (including several alterations to the mix of assets being purchased by Lend Lease) have resulted in revised proposals by DDR and Lend Lease under which:

     -    Lend Lease purchases 31 assets for $288.7 million

     - The Company will sell Manhattan Tower separately (valued at $44 million by Lend Lease)

     -    DDR merges with the remaining Company for $272 million

[ ] On 4/18/00, CSI was asked by the Special Committee to consider its available alternatives, with specific consideration to the following:

     -    Evaluation of the DDR and Lend Lease proposals

     -    NAV value and liquidation value of the Company

     -    Strategic alternatives in light of the DDR/Lend Lease proposals

     -    Review of the equity purchase agreement between AIP and DDR

[ ]  During the past five days, CSI has:

     -    Reviewed the Company files provided to CSI

     -    Prepared a preliminary NAV analysis and a liquidation analysis

     -    Outlined selected strategic alternatives available to the Company

     -    Prepared a preliminary valuation of the AIP / DDR put option

     - Inspected 53 properties (representing 77% of NOI, and 80% of total square footage)

     -    Met with AIP management, Lend Lease and DDR


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PROJECT FLEX - EXECUTIVE SUMMARY
CSI MEETINGS AND SIGNIFICANT CORRESPONDENCE
--------------------------------------------------------------------------------

APRIL 7, 2000  [ ]  Conference call with Bob Giles, Jack Little and Bryan
                    Goolsby to discuss current situation and review potential conflicts of interests

APRIL 9, 2000  [ ]  Conference call with Bryan Goolsby and Jack Little to review the following:

                    -    AIP company history

                    - AIP relationship with DDR and the existing equity purchase agreement executed between AIP and DDR

                    - The engagement and scope of services provided by SSB in connection with their strategic alternatives mandate

                    - Transaction record and process conducted to date in connection with the SSB mandate

                    - Recent proposal made to the Special Committee by DDR/Lend Lease to acquire 100% of AIP in a cash transaction

APRIL 12, 2000 [ ]  Meeting with Bill Bricker to discuss, among other items, the following:

                    -    Potential conflicts of interests

                    -    Role of Special Committee and its advisors

                    - Chase's role as advisor to the Special Committee (subject to agreement on terms)

                    -    DDR/Lend Lease proposal

APRIL 20, 2000 [ ]  Meeting with Charles Wolcott, Lew Friedland, Mark Simpson and other members of senior AIP management in Dallas to begin assessing the property portfolio

APRIL 26, 2000 [ ]  Meeting with Mark Bratt and Will Stevens of Lend Lease in
                    Atlanta

MAY 1, 2000    [ ]  Meeting with Scott Wolstein of DDR in Cleveland




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PROJECT FLEX - EXECUTIVE SUMMARY
DISCUSSION ITEMS
--------------------------------------------------------------------------------

[ ]      Summary of the DDR / Lend Lease Proposal

[ ]      Preliminary Portfolio Valuation

[ ]      Preliminary NAV Analysis

[ ]      Preliminary Liquidation Analysis

[ ]      DDR Put Option Considerations

[ ]      Preliminary Company Valuation

[ ]      Review of Lend Lease Discussions

[ ]      Review of DDR Discussions

[ ]      Review of Selected Strategic Alternatives

[ ]      Next Steps


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PROJECT FLEX - EXECUTIVE SUMMARY
STOCK PERFORMANCE GRAPH
--------------------------------------------------------------------------------

4/28/00 CLOSING STOCK PRICE:  $12.50

[GRAPH]

Source: Bloomberg Financial Services
BBREIT: Bloomberg REIT Index
BBREINDU: Bloomberg Industrial REIT Index


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PROJECT FLEX - EXECUTIVE SUMMARY
VOLUME AT PRICE GRAPH
--------------------------------------------------------------------------------

LAST 6 MONTHS

           [BAR GRAPH]

10-10.99                  12.0%

11-11.99                  64.3%

12-12.99                  23.7%

13-13.99                   0.0%

14-14.99                   0.0%

15-15.99                   0.0%


LAST 12 MONTHS

           [BAR GRAPH]

10-10.99                   6.6%

11-11.99                  36.9%

12-12.99                  29.5%

13-13.99                  15.3%

14-14.99                   8.8%

15-15.99                   3.0%



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PROJECT FLEX - EXECUTIVE SUMMARY
SHAREHOLDER SUMMARY
--------------------------------------------------------------------------------


                                                         BASIC CURRENT       % OF TOTAL BASIC
                                                        COMMON SHARES &       COMMON SHARES &
                                                        COMMON UNITS HELD     COMMON UNITS HELD
                                                        -----------------     -----------------
INSTITUTIONAL INVESTORS(1)
Developers Diversified Realty Corporation                  9,756,656              46.4%
Morgan Stanley Dean Witter & Company                       1,999,653               9.5%
USAA Real Estate Company                                   1,680,086               8.0%
ABKB/LaSalle Securities                                    1,502,578               7.1%
Stichting Pension ABP                                        348,940               1.7%
Algemeen Burgerlijk Pension                                  348,940               1.7%
Kenisington Investment Group                                 333,500               1.6%
Barclays Bank, PLC                                           250,969               1.2%
                                                          ----------              ----
SUBTOTAL - MAJOR INSTITUTIONAL INVESTORS                  16,221,322              77.2%

EXECUTIVE OFFICERS AND DIRECTORS(2)

Charles W. Wolcott                                            86,000               0.4%
Lewis D. Friedland                                            23,383               0.1%
Marc A. Simpson                                               20,650               0.1%
David B. Warner                                                8,900               0.0%
Other(3)                                                      13,248               0.1%
                                                          ----------              ----
ALL MANAGEMENT AND DIRECTORS                                 152,181               0.7%

OTHER                                                      4,644,497              22.1%

NET OUTSTANDING SHARES(4)                                 21,018,000               100%
                                                          ==========              ====

(1)  Source: Market Guide.com and Company Proxy (04/24/00)

(2) Executable Options as of 12-31-99 : (Wolcott 250,000; Friedland 135,000; Simpson 70,000; Warner 70,000)

(3) Executable Options as of 12-31-99 (Adams-1,000; Bricker-4,000; Gidel-1000; Giles-4000; Kraska-4000; Schoff-1000; Wolstein-1000)

(4) Net Outstanding Shares are calculated using 21,094,000 shares outstanding less 166,000 Treasury Shares plus 90,000 OP Units.






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                      SUMMARY OF DDR / LEND LEASE PROPOSAL



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PROJECT FLEX - SUMMARY OF DDR / LEND LEASE PROPOSAL
SUMMARY
--------------------------------------------------------------------------------


(in millions except per share amounts)                DDR             Adj. DDR
                                                   Lend Lease       Lend Lease(1)
                                                  ------------      -------------

Lend Lease Portfolio                              $      288.7       $      288.7
DDR Portfolio                                            272.0              272.0
Manhattan Towers                                          44.0               50.0
                                                  ------------       ------------
  GROSS REAL ESTATE ASSET VALUE                   $      604.7       $      610.7

Plus: Land(3)                                              n/a                n/a

Net Debt & Working Capital
Cash(2)                                           $        1.9       $        1.9
Other Assets                                               n/a                n/a
Debt(2)                                                 (318.1)            (318.1)
Other Liabilities                                          n/a                n/a
                                                  ------------       ------------
  Balance Sheet Adjustments                       $     (316.3)      $     (316.3)

NET ASSET VALUE                                   $      288.4       $      294.4

Basic Shares Outstanding                                21.018             21.018
NAV PER SHARE                                     $      13.72       $      14.01

Transaction Expenses(2)                                   17.5               17.5
PROCEEDS TO SHAREHOLDERS                          $      12.89       $      13.18

(1) Assumes Manhattan Towers is removed from Lend Lease portfolio ($44 million deduct), and sold separately for $50 million (CSI est. value)

(2)  Source: AIP management

(3)  DDR's $272 million proposal includes land and net working capital





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                         PRELIMINARY PORTFOLIO VALUATION




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PROJECT FLEX - PRELIMINARY PORTFOLIO VALUATION
CHASE METHODOLOGY
--------------------------------------------------------------------------------

[ ]  Based on traditional real estate analysis

[ ] Review of each asset with AIP management, focusing on key drivers of value: market strength, leasing effort, cap rates, etc.

[ ]  Discussions supplemented by a review of company-provided data:

     -    Q1 Company financial performance      -    Year 2000 budgets

     -    ARGUS cash flow projections           -    AIP Trust Managers meeting report

     -    Rent rolls                            -    Historical and recent leasing reports

     -    Capital expenditure budget            -    Property manager provided data

[ ]  Reviewed real estate valuations completed by SSB and the Company

[ ] Assessed key AIP markets for economic drivers, supply and demand dynamics, and market fundamentals which drive property appreciation and directly impact Chase's cap rate selections

[ ] Evaluated Company acquisition data and identified over 125 property sales in key markets, which provided significant insight on investors' required returns, potential for appreciation and market depth

[ ] Analyzed the portfolio on a regional basis to assure consistency within markets

[ ] Completed property due diligence on approximately 81% of AIP's real estate value including:

     -    88% of California value

     -    57% of West Coast value

     -    100% of Texas and Norfolk/Washington value

     -    Manhattan Towers and Apollo, two of the largest assets

     - Tamarac Square, one of the larger and more problematic retail properties


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PROJECT FLEX - PRELIMINARY PORTFOLIO VALUATION
CHASE METHODOLOGY (CONTINUED)
--------------------------------------------------------------------------------

[ ]  Relied primarily on overall rate capitalization ("OAR")

[ ]  Utilized Company budgets to derive valuation

     -    high correlation between the budget and actual results

     -    extensive and detailed budgeting process

[ ] Selected cap rates by focusing mainly on: asset quality, age, market strength (supply/demand dynamics), tenant quality, location, investor demand (primary vs. second tier cities) and re- leasing and re-tenanting risk

[ ] Applied cap rates to AIP's budgeted year 2000 NOIs, adjusted upward by 2.0% to calculate an approximate 12M forward NOI

[ ] Used actual management expenses (with a minimum charge 3.0%), and applied a $0.10 psf replacement reserve to each asset

[ ] Considered properties with occupancy greater than 90% to be stabilized; leased properties with occupancy below 90% up to 94% if market-supported (with costs for re-tenanting deducted)

[ ]  Applied a 2% vacancy to all 100% occupied properties

[ ] Used AIP's capital plan to evaluate each property's capital needs (buyer approach), with near term expense deducted from value

[ ] Reviewed the Company's 10-year discounted cash flow ("DCF") projections and assumptions as a check against our direct capitalization valuation

[ ] While CSI believes the projections are aggressive with respect to lease-up of vacant space and vacancy over the projection period, the projections show the potential for property appreciation and yield enhancement which CSI has factored into its OAR selection

[ ] Utilized valuations provided by AIP management for several AIP-owned parcels of land

[ ] Used our base case valuation but conducted a 5% sensitivity analysis to provide optimistic and conservative benchmarks. Major assets sensitivities are driven by key tenant renewal issues



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PROJECT FLEX - PRELIMINARY PORTFOLIO VALUATION
PORTFOLIO ATTRIBUTES
--------------------------------------------------------------------------------

[ ]  A diverse portfolio of flex warehouse with a typical 70% office finish

     - Most of portfolio is located in dynamic growth markets such as Denver, Phoenix, Tampa, Austin, Houston and Dallas that are subject to overbuilding; although market fundamentals remain strong, further price appreciation may be limited

     - The remainder of the portfolio is located in second tier markets that have limited upside potential and have limited institutional investor appeal

[ ] Typical building age is 15 years; although the properties appear to be reasonably well maintained, additional capital will be required to keep the portfolio competitive

[ ]  Significant rollover due to average remaining lease term of only 4.1 years

     -    Short lease terms are labor intensive

     -    Lead to increased re-tenanting expense

     -    Increased market risk as markets become more competitive

[ ] Average property size is relatively small averaging around 50,000 square feet

     -    Smaller buildings provide good utility to singe tenant users

     -    Tend to attract smaller less credit worthy tenants

     -    Provide less flexibility for tenant expansion

[ ] The portfolio has 631 tenants of which the top 25 represent 33% of the square footage and 43% of annual base rent

     - The two largest and most notable tenants, Cisco and TRW Inc. (11.5% of base rent), occupy the Apollo and Manhattan Towers, respectively

     - Tenancy for the flex portfolio is characterized by mostly non-rated regional companies


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PROJECT FLEX - PRELIMINARY PORTFOLIO VALUATION
COMPARATIVE DETAIL
-------------------------------------------------------------------------------


                                                                            AIP               DDR                    ADJ. DDR
    ($'s in millions)             CHASE               SSB(1)                MGMT           LEND LEASE              LEND LEASE(2)
                             ----------------    ---------------      ---------------    -----------------     -------------------

LEND LEASE ASSETS              $287.3 - 317.6    $288.5 - $310.2          $316.9              $288.7               $288.7

DDR ASSETS                      251.3 - 277.8     262.7 -  282.3           299.6               272.0                272.0

MANHATTAN TOWERS                 47.5 -  52.5      37.1 -   39.9            49.9                44.0                 50.0
-------------------------    ----------------    ---------------      ---------------    -----------------     -------------------

GROSS REAL ESTATE VALUE        $586.2 - 647.9    $588.1 -  632.4          $666.4              $604.7               $610.7

(1) Ranges created based on SSB's stated 6/99 NAV midpoints, using 37.5 bps movements upward and downward based on CSI's cap rates

(2) Assumes Lend Lease removes Manhattan Towers for a $44 million deduct, and the Company then sells the asset for $50 million; DDR`s proposals include land (estimated value of $3.8 million)


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PROJECT FLEX - PRELIMINARY PORTFOLIO VALUATION
CHASE CONCLUSIONS
--------------------------------------------------------------------------------

[ ] Chase estimates the retail market value of AIP's portfolio to be approximately $586 to $648 million. Additionally, there is $3.8 million of excess land value.

[ ] Alternatively, our midpoint valuation is $49 million and 7.4% lower than the Company's valuation; much of the valuation differential is attributable to first year Argus NOI which is $3.8 million greater than the CSI estimate; the difference in value is based on the following:

     -    Aggressive lease-up of vacant space

     -    Higher than historical occupancy in the Argus NOI (97% vs 93%)

     - CSI adjusts NOI and values for reserves, management fees, and near-term capital expense of $11.5 million

     - CSI capitalization rates are highly correlated with AIP's, the weighted average cap rate used to value the portfolio was 10.2%

[ ] Continued strength in real estate market fundamentals and the corresponding increase in portfolio NOI over the past year is the primary reason why CSI's valuation exceeds that of SSB

     - Certain individual assets reflect significant differences (Manhattan Towers [CSI $50 million vs. SSB $38.4 million] and Tamarac Square [CSI $9.5 million vs. SSB $18 million])


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PROJECT FLEX - PRELIMINARY PORTFOLIO VALUATION
CHASE CONCLUSIONS (CONTINUED)
--------------------------------------------------------------------------------

[ ] Our valuation of Tamarac Square is approximately 50% of the Company's and SSB's estimate of $18 million; given this asset's complexity and further downside potential, Chase believes this asset should not be marketed separately, and should remain as part of the DDR portfolio (even at a discounted price)

[ ] Consideration should be given to marketing Manhattan Towers independently given the difference in product type and likely institutional investor appeal



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

PROJECT FLEX - PRELIMINARY PORTFOLIO VALUATION
MANHATTAN OFFICE TOWERS
--------------------------------------------------------------------------------

[ ] The Manhattan Towers are two partially renovated six-story Class A office buildings that were constructed in mid 1980's; TRW, the major tenant, occupies all of one building and 3 floors of the other building or approximately 76% of the property; the property is well located and has excellent access

[ ] The property is situated in the Manhattan Beach/El Segundo submarket which is one of the most popular and hottest markets in the South Bay; the overall vacancy rate is 12.7% with Class 'A' vacancy below 10%

[ ] Recent leases in the market for small space users are reported to be in the $2.25 to $2.50 per square foot per month range with tenant improvement costs of approximately $5 per square foot on renewal space and $20 to $30 on new tenant leases

[ ] Greatest uncertainty exists with the TRW lease that expires in 2002; if TRW vacates the space, major tenant improvement costs ($20 to $30 per sq. ft.) will be required to attract a new tenant to lease that space; no tenant improvements have been made to this space since it was occupied by Hughes Aerospace in the 1980's


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PROJECT FLEX - PRELIMINARY PORTFOLIO VALUATION
MANHATTAN OFFICE TOWERS
--------------------------------------------------------------------------------

[ ] The Company has solicited four Los Angeles brokers to analyze this asset and to provide their estimates of its potential market value; their results are as follows:


     BROKERAGE FIRM                                    EST. VALUE (MMS)                          PRICE PSF
     -----------------------------------------------------------------------------------------------------
     CB Commercial                                                $54.0                               $174
     Eastdil                                                       48.9                                158
     Insignia                                                      65.1                                210
     Secured Capital                                               48.0                                155

     AVERAGE                                                      $54.0                               $174


     AIP Management                                               $49.9                               $162
     Lend Lease Offer                                              44.0                                143
     Chase                                                         50.0                                162

[ ] The Insignia estimate assumes TRW renews and does not include any re-tenanting expense; the average broker's value excluding Insignia is $
     50.3 million which is directly in-line with our value of $50 million

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PROJECT FLEX - PRELIMINARY PORTFOLIO VALUATION
APOLLO
--------------------------------------------------------------------------------

[ ] The 3 story brick building was constructed in 1988 with a central core and two wings; the building is easily accessible from I-495 and Route 3, but is somewhat remote compared to the higher profile (but higher rent and more congested) areas along the Route 128 corridor; the space could be characterized as good quality; functional back-office space as opposed to what might be considered more typical corporate HQ space

[ ] The property is single tenanted (Cisco Systems "CISCO") on a 5-year lease which commences in June 2000 at $12.50 psf triple net (combination renewal and expansion space); market rent is estimated to be approximately $13.50 psf

[ ] Cisco is in the process of spending $6 million as a result of this renewal and expansion (the landlord contributed another $4 million); there is a high degree of uncertainty as to whether Cisco will renew at the end of their 5-year lease due to the possible development of a large corporate campus on land in Boxborough, about 12 miles west of Chelmsford on the I-495 corridor


                                                         VALUE ESTIMATE                          PRICE PSF
----------------------------------------------------------------------------------------------------------
     Recent Sales                                                    NA                               $132
     Recent Listings                                                 NA                                130
     Eastdil                                                      $36.0                                124
     Holliday Fenoglio Fowler                                      35.0                                120

     AVERAGE                                                      $37.0                               $127

[ ] Based on the risks and costs associated with the non-renewal of Cisco as a tenant at the end of their five year lese term, a likely investor purchaser (vs. an owner-user) would estimate that the property value is between $36 million and $37 million


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PROJECT FLEX - PRELIMINARY PORTFOLIO VALUATION
TAMARAC SQUARE
--------------------------------------------------------------------------------

[ ] Tamarac Square Mall is an older enclosed two level mall and a strip convenience center; the property is well located but has suffered from low occupancy due to poor access, lack of critical mass, no anchors and poor circulation; tenants are primarily local or regional; however, the exceptions are the GAP, a Mann Theater and several restaurants on pad sites there are two strong regional malls in the trade area which are primarily responsible for the repositioning

[ ] Performance at the mall is mixed; sales for the restaurants are good due to strong local demographics; some local businesses also do well, however, other tenants have percentage rent deals and there may be co-tenancy issues (management currently evaluating)

[ ] The greatest uncertainty exists with the Mann's theater; after recent bankruptcy, this 6 screen theater was sold and remains open despite the year 2000 budget that shows closure in March; The lease runs until 2002; given consolidation in the theater industry and the undersized facility, a purchaser would likely assume that the theater closes and that a major retrofit is required; CSI understands that options are being considered, however, no firm alternatives have been identified; if the theater closes it could create significant additional tenant fallout at the mall

[ ] In addition to re-tenanting expense, the mall requires a new roof ($400K); repairs were recently made to correct problems with slab movement

[ ] Given the hybrid nature of the center and its performance the investment would not appeal to conventional mall or institutional investors; as an opportunistic investment the property would likely trade on adjusted budgeted net income of $1.18 million at a capitalization rate of 12% or $9.8 million; adjusting for capital expenses, suggests a price of $9.5 million; even at this price a protracted marketing period will probably be required

[ ] The property was previously marketed and there was a firm offer at $11 million which failed to close due to the unresolved theater situation


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




                            PRELIMINARY NAV ANALYSIS


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



PROJECT FLEX - PRELIMINARY NAV ANALYSIS
CSI CALCULATION
--------------------------------------------------------------------------------


(in millions except per share amounts)              CSI  VALUATIONS(1)                OFFERS
                                             --------------------------------   -------------------------
                                                CSI        CSI         CSI         DDR       ADJ. DDR
                                               (LOW)    (MIDPOINT)    (HIGH)    LEND LEASE  LEND LEASE(2)
                                             --------    --------    --------   ----------  -------------
Lend Lease Portfolio                         $  287.3    $  302.5    $  317.6    $  288.7    $  288.7
DDR Portfolio                                   251.3       264.6       277.8       272.0       272.0
Manhattan Towers                                 47.5        50.0        52.5        44.0        50.0
                                             --------    --------    --------    --------    --------
  GROSS REAL ESTATE ASSET VALUE              $  586.2    $  617.0    $  647.9    $  604.7    $  610.7

Plus: Land(3,4)                              $    3.8    $    3.8    $    3.8         n/a         n/a

Net Debt & Working Capital
 Cash(3)                                     $    1.9    $    1.9    $    1.9    $    1.9    $    1.9
 Other Assets                                     n/a         n/a         n/a         n/a         n/a
 Debt                                          (318.1)     (318.1)     (318.1)     (318.1)     (318.1)
 Other Liabilities                                n/a         n/a         n/a         n/a         n/a
                                             --------    --------    --------    --------    --------
  Balance Sheet Adjustments                  $ (316.3)   $ (316.3)   $ (316.3)   $ (316.3)   $ (316.3)

NET ASSET VALUE                              $  273.8    $  304.6    $  335.5    $  288.4    $  294.4
Basic Shares Outstanding                       21.018      21.018      21.018      21.018      21.018
NAV PER SHARE                                $  13.03    $  14.49    $  15.96    $  13.72    $  14.01
Transaction Expenses                         $   17.5    $   17.5    $   17.5    $   17.5    $   17.5
PROCEEDS TO SHAREHOLDERS                     $  12.19    $  13.66    $  15.13    $  12.89    $  13.18


(1) CSI's low and high valuations are based on a 5% premium and 5% discount to CSI's midpoint value

(2) Assumes Manhattan Towers is removed from the Lend Lease portfolio for a deduct of $44 million, and sold separately for $50 million

(3)  Source: AIP management

(4)  DDR's $272 million proposal includes land and net working capital







[CHASE LOGO]                                                                  24

PROJECT FLEX-PRELIMINARY NAV ANALYSIS
COMPARATIVE NAV SUMMARY
--------------------------------------------------------------------------------

                                  [BAR GRAPH]




   CSI NAV           $  15.13           $  12.19
  Analysis

CSI Liquidation      $  13.86           $  11.20
  Analysis


  SSB NAV            $  14.60           $  12.50
  Analysis


SSB Liquidation      $  14.05           $  11.43
  Analysis

DDR / Lend Lease / MT $13.18

  DDR / Lend Lease $12.89


Note: Assumes 21.018 million shares outstanding and Company net debt of $318.1 million and $17.5 million in transaction expenses





[CHASE LOGO]                                                                  25

                        PRELIMINARY LIQUIDATION ANALYSIS


[CHASE LOGO]                                                                  26

PROJECT FLEX - PRELIMINARY LIQUIDATION ANALYSIS
METHODOLOGY AND ASSUMPTIONS
--------------------------------------------------------------------------------

[ ]  AIP sells all of its assets (for cash) over a two year period

[ ] The properties are broadly marketed, with investors invited to bid on individual assets or pools of assets

[ ]  Current estimated asset values are assumed to grow at an annual rate of
     3.0%

[ ] Transaction costs associated with the asset sales (e.g., legal, sales commissions, transfer taxes, etc.) are incurred throughout the liquidation process

[ ]  Existing debts are repaid using cash balances and asset sale proceeds

[ ] Excess sale proceeds (after payment of required debt repayments) are distributed to shareholders as special dividends

[ ] Operating cash flow (net of all capital expenditures and leasing costs) is distributed to shareholders on a quarterly basis

[ ] As the Company reduces in size, severance costs are incurred, but the Company's G&A expense reduces periodically

[ ] Working capital balances are settled, and the Company is dissolved, following the completion of the asset liquidations



[CHASE LOGO]                                                                  27

PROJECT FLEX - PRELIMINARY LIQUIDATION ANALYSIS
SCENARIO #1
--------------------------------------------------------------------------------

ASSETS SOLD
BASED ON A 10.7%
CAPITALIZATION RATE



                                                           PROJECTED FINANCIAL INFORMATION FOR THREE MONTHS ENDED
                                        ------------------------------------------------------------------------------------------
                                        09/30/00      12/31/00      03/31/01      06/30/01      09/30/01      12/31/01     03/31/02
                                        --------      --------      --------      --------      --------      --------     --------
(in thousands except per share data)
Net Operating Income(1)                 $ 15,596      $ 15,596      $ 12,477      $  7,798      $  4,679      $  3,119     $  1,560
General & Administrative(2)                1,014         1,014           811           507           304           203          101
                                        --------      --------      --------      --------      --------      --------     --------
EBITDA                                  $ 14,582      $ 14,582      $ 11,666      $  7,291      $  4,375      $  2,916     $  1,458
Interest Expense(3)                        5,549         5,527         4,403         2,741         1,638         1,087          542
CapEx, TI's and Leasing(4)                 2,028         2,028         1,622         1,014           608           406          203
Principal Amortization(4)                  1,244         1,244           995           622           373           249          124
                                        --------      --------      --------      --------      --------      --------     --------
FREE CASH FLOW                          $  5,762      $  5,784      $  4,645      $  2,914      $  1,755      $  1,175     $    590
Shares & OPUs Outstanding                 21,018        21,018        21,018        21,018        21,018        21,018       21,018
Free Cash Flow per Share                $   0.27      $   0.28      $   0.22      $   0.14      $   0.08      $   0.06     $   0.03

ASSET SALES @ 10.7% CAP RATE            $      0      $116,607      $174,911      $116,607      $ 58,304      $ 58,304     $ 29,152
Less:
 Debt of Assets Sold(4)                        0        61,709        92,191        61,212        30,481        30,357       15,116
 Closing Costs(5)                              0           408           612           408           204           204          102
 Sales Commissions(6)                          0         2,915         4,373         2,915         1,458         1,458          729
 Prepayment Penalties(7)                       0             0         1,100             0         1,500             0        2,300
 Severance Costs(7)                            0             0         1,250         1,250             0         1,250            0
 Legal and Other(7)                            0             0           750           750             0           750            0
                                        --------      --------      --------      --------      --------      --------     --------
Total Liquidation Proceeds              $      0      $ 51,575      $ 74,635      $ 50,072      $ 24,661      $ 24,285     $ 10,905
Liquidation Proceeds/Share              $   0.00      $   2.45      $   3.55      $   2.38      $   1.17      $   1.16     $   0.52

TOTAL DISTRIBUTIONS                     $  5,762      $ 57,359      $ 79,281      $ 52,987      $ 26,416      $ 25,460     $ 11,494
TOTAL DISTRIBUTIONS/SHARE               $   0.27      $   2.73      $   3.77      $   2.52      $   1.26      $   1.21     $   0.55

                                                                                      NPV@
                                                                       -----------------------------------
                                        06/30/02         TOTAL          13.0%        14.0%          15.0%
                                        --------        --------      --------      --------      --------
(in thousands except per share data)
Net Operating Income(1)                 $    780        $ 61,605      $ 44,440      $ 43,468      $ 42,533
General & Administrative(2)                   51           4,004         2,889         2,825         2,765
                                        --------        --------      --------      --------      --------
EBITDA                                  $    729        $ 57,601      $ 41,551      $ 40,643      $ 39,769
Interest Expense(3)                          270          21,757        15,715        15,372        15,043
CapEx, TI's and Leasing(4)                   101           8,009         5,777         5,651         5,529
Principal Amortization(4)                     62           4,914         3,545         3,468         3,393
                                        --------        --------      --------      --------      --------
FREE CASH FLOW                          $    296        $ 22,921      $ 16,515      $ 16,152      $ 15,804
Shares & OPUs Outstanding                 21,018          21,018        21,018        21,018        21,018
Free Cash Flow per Share                $   0.01        $   1.09      $   0.79      $   0.77      $   0.75

ASSET SALES @ 10.7% CAP RATE            $ 29,152        $583,037      $367,067      $355,540      $344,532
Less:
 Debt of Assets Sold(4)                   15,054         306,121       192,976       186,932       181,159
 Closing Costs(5)                            102           2,041         1,285         1,244         1,206
 Sales Commissions(6)                        729          14,576         9,177         8,888         8,613
 Prepayment Penalties(7)                       0           4,900         2,554         2,441         2,334
 Severance Costs(7)                        1,250           5,000         2,704         2,591         2,486
 Legal and Other(7)                          750           3,000         1,622         1,555         1,491
                                        --------        --------      --------      --------      --------
Total Liquidation Proceeds              $ 11,267        $247,400      $156,750      $151,888      $147,243
Liquidation Proceeds/Share              $   0.54        $  11.77      $   7.46      $   7.23      $   7.01

TOTAL DISTRIBUTIONS                     $ 11,563        $270,321      $239,704      $237,562      $235,448
TOTAL DISTRIBUTIONS/SHARE               $   0.55        $  12.86      $  11.40      $  11.30      $  11.20


Notes

1    Based on CSI estimate oif current NOI

2    Assumed to be 6.5% of NOI

3    Assumed average interest rate of 7.2%

4    Chase estimates

5    Assumed to be 0.35% of assets sold

6    Assumed to be 2.5% of assets sold

7    Chase estimates


[CHASE LOGO]                                                                  28

PROJECT FLEX - PRELIMINARY LIQUIDATION ANALYSIS
SCENARIO #2
--------------------------------------------------------------------------------

ASSETS SOLD
BASED ON A 9.7%
CAPITALIZATION RATE


                                                             PROJECTED FINANCIAL INFORMATION FOR THREE MONTHS ENDED
                                         -------------------------------------------------------------------------------------------
                                         09/30/00      12/31/00      03/31/01      06/30/01      09/30/01      12/31/01     03/31/02
                                         --------      --------      --------      --------      --------      --------     --------
(in thousands except per share data)

Net Operating Income(1)                  $ 15,596      $ 15,596      $ 12,477      $  7,798      $  4,679      $  3,119     $  1,560
General & Administrative(2)                 1,014         1,014           811           507           304           203          101
                                         --------      --------      --------      --------      --------      --------     --------
EBITDA                                   $ 14,582      $ 14,582      $ 11,666      $  7,291      $  4,375      $  2,916     $  1,458
Interest Expense(3)                         5,549         5,527         4,403         2,741         1,638         1,087          542
CapEx, TI's and Leasing(4)                  2,028         2,028         1,622         1,014           608           406          203
Principal Amortization(4)                   1,244         1,244           995           622           373           249          124
                                         --------      --------      --------      --------      --------      --------     --------
FREE CASH FLOW                           $  5,762      $  5,784      $  4,645      $  2,914      $  1,755      $  1,175     $    590
Shares & OPUs Outstanding                  21,018        21,018        21,018        21,018        21,018        21,018       21,018
Free Cash Flow per Share                 $   0.27      $   0.28      $   0.22      $   0.14      $   0.08      $   0.06     $   0.03

ASSET SALES @ 9.7% CAP RATE              $      0      $128,629      $192,943      $128,629      $ 64,314      $ 64,314     $ 32,157
Less:
 Debt of Assets Sold(4)                         0        61,709        92,191        61,212        30,481        30,357       15,116
 Closing Costs(5)                               0           450           675           450           225           225          113
 Sales Commissions(6)                           0         3,216         4,824         3,216         1,608         1,608          804
 Prepayment Penalties(7)                        0             0         1,100             0         1,500             0        2,300
 Severance Costs(7)                             0             0         1,250         1,250             0         1,250            0
 Legal and Other(7)                             0             0           750           750             0           750            0
                                         --------      --------      --------      --------      --------      --------     --------

Total Liquidation Proceeds               $      0      $ 63,254      $ 92,154      $ 61,751      $ 30,500      $ 30,124     $ 13,824
Liquidation Proceeds/Share               $   0.00      $   3.01      $   4.38      $   2.94      $   1.45      $   1.43     $   0.66

TOTAL DISTRIBUTIONS                      $  5,762      $ 69,038      $ 96,799      $ 64,666      $ 32,255      $ 31,299     $ 14,414
TOTAL DISTRIBUTIONS/SHARE                $   0.27      $   3.28      $   4.61      $   3.08      $   1.53      $   1.49     $   0.69



                        PROJECTED FINANCIAL INFORMATION FOR THREE MONTHS ENDED                                 NPV @
                        ------------------------------------------------------                 ------------------------------------
                                               06/30/02                           TOTAL         13.0%          14.0%        15.0%
                                               --------                          --------      --------      --------      --------
(in thousands except per share data)

Net Operating Income(1)                        $    780                          $ 61,605      $ 44,440      $ 43,468      $ 42,533
General & Administrative(2)                          51                             4,004         2,889         2,825         2,765
                                               --------                          --------      --------      --------      --------
EBITDA                                         $    729                          $ 57,601      $ 41,551      $ 40,643      $ 39,769
Interest Expense(3)                                 270                            21,757        15,715        15,372        15,043
CapEx, TI's and Leasing(4)                          101                             8,009         5,777         5,651         5,529
Principal Amortization(4)                            62                             4,914         3,545         3,468         3,393
                                               --------                          --------      --------      --------      --------
FREE CASH FLOW                                 $    296                          $ 22,921      $ 16,515      $ 16,152      $ 15,804
Shares & OPUs Outstanding                        21,018                            21,018        21,018        21,018        21,018
Free Cash Flow per Share                       $   0.01                          $   1.09      $   0.79      $   0.77      $   0.75

ASSET SALES @ 9.7% CAP RATE                    $ 32,157                          $643,144      $404,909      $392,194      $380,051
Less:
 Debt of Assets Sold(4)                          15,054                           306,121       192,976       186,932       181,159
 Closing Costs(5)                                   113                             2,251         1,417         1,373         1,330
 Sales Commissions(6)                               804                            16,079        10,123         9,805         9,501
 Prepayment Penalties(7)                              0                             4,900         2,554         2,441         2,334
 Severance Costs(7)                               1,250                             5,000         2,704         2,591         2,486
 Legal and Other(7)                                 750                             3,000         1,622         1,555         1,491
                                               --------                          --------      --------      --------      --------

Total Liquidation Proceeds                     $ 14,187                          $305,794      $193,513      $187,497      $181,750
Liquidation Proceeds/Share                     $   0.67                          $  14.55      $   9.21      $   8.92      $   8.65

TOTAL DISTRIBUTIONS                            $ 14,483                          $328,715      $291,241      $288,621      $286,035
TOTAL DISTRIBUTIONS/SHARE                      $   0.69                          $  15.64      $  13.86      $  13.73      $  13.61


Notes

1 Based on Management Estimates to 12/31/00 and 3.0% growth per annum thereafter

2    Assumed to be 6.5% of NOI

3    Assumed average interest rate of 7.2%

4    Chase estimates

5    Assumed to be 0.35% of assets sold

6    Assumed to be 2.5% of assets sold

7    Chase estimates





[CHASE LOGO]                                                                  29

                          DDR PUT OPTION CONSIDERATIONS

[CHASE LOGO]                                                                  30

PROJECT FLEX - DDR PUT OPTION CONSIDERATIONS
GENERAL DESCRIPTION
--------------------------------------------------------------------------------



                                    COMMON        PREFERRED       PRICE/       TOTAL DDR
DDR EQUITY FUNDING                  SHARES         SHARES         SHARE        INVESTMENT
                                   ---------      ---------      ---------     ----------
(in MMs except per share data)

STAGE I AND II
Common                                  7.43             --      $   15.50      $  115.23

STAGE III - TRANCHE A
Common                                  2.22             --      $   15.02      $   33.38
COMMON(1)                               1.53             --          15.35          23.53
PREFERRED(1)                              --           3.11          13.86          43.09
                                   ---------      ---------      ---------      ---------
Subtotal                                3.76           3.11      $   14.57      $  100.00

STAGE III - TRANCHE B
PREFERRED(1)                              --           7.21          13.86      $  100.00

Total Funded                            9.66             --      $   15.39      $  148.61
TOTAL REMAINING                         1.53          10.32          14.05         166.62
                                   ---------      ---------      ---------      ---------
GRAND TOTAL                            11.19          10.32      $   14.65      $  315.23

(1)  Assumes AIP 10-day average share price of $12.00

[ ]  First stage ($34.2) and Second stage ($81.0)

     -    Funded with common stock at $15.50 per share

[ ]  Third stage ($200) -- Tranche A and Tranche B

     - Funded with common stock at $15.50 per share (until DDR reaches 49.9% ownership limit)

     - Funded with preferred stock at $14.00 per share (up to $100 within Stage III)

     - Thereafter, funded with preferred stock at $14.00 so long as certain requirements are met:

          o    DDR's share price must be above $18.00 per share

          o DDR's aggregate investment cannot exceed 10% of DDR's market capitalization

[ ] DDR's funding price per share is adjusted downward if AIP's average closing share price for the 10 days preceding the date on which AIP exercises its put option is below $12.12 (see next page)

[ ] If any portion of Tranche A is not fully funded prior to 11/20/00, then the option expires and terminates (including the $100 million in Tranche B)



[CHASE LOGO]                                                                  31

PROJECT FLEX - DDR PUT OPTION CONSIDERATIONS
VALUATION METHODOLOGY DISCUSSION
--------------------------------------------------------------------------------

[ ] Given the number of variables that can affect the put option, its valuation is far from an exact science

[ ] The traditional theoretical valuation of the DDR put option should be discounted

     - Because there is no secondary market (i.e., no buyers) for this option, academia would conclude it has "zero" value - except to AIP under certain circumstances

     - The Black-Sholes pricing model is less applicable given the lack of liquidity

     - Put option has contingency clauses and structure not applicable to "option pricing theory"

     -    Put option cannot be hedged

[ ]  However, the put option has value to AIP in so far as:

     -    Provides access to equity capital for strategic investment purposes

     -    Not subject to public offering discount (3% - 5%)

[ ] Because the Put Option can only be exercised to make acquisitions, it only has value in scenarios where the Company continues as an ongoing concern

[ ] In order for the put option to have meaningful value it must be exercised in a manner that creates additional intrinsic value for AIP shareholders

     -    Issued above or close to NAV (e.g., 95%)

     - Assumes new investment has potential to "re-coup" any discount to NAV issuance

[ ]  Bigger liability for DDR than value to AIP


[CHASE LOGO]                                                                  32

PROJECT FLEX - DDR PUT OPTION CONSIDERATIONS
VALUATION METHODOLOGY DISCUSSION (CONTINUED)
--------------------------------------------------------------------------------

[ ] CSI has theoretically considered two alternative methodologies for valuing the put option:

     -    Value relative to AIP's market value

     -    Value relative to AIP's Net Asset Value (NAV)

[ ] The appropriate methodology appears to be the NAV methodology; the decision to issue shares should be based upon an issue price equal to or above net asset value

[ ] A decision to issue stock based upon the issue price exceeding the current market price may be inappropriate, particularly in the current depressed equity market for REITs

[ ] In a status quo scenario, AIP's share price would likely gravitate towards its peer group (or perhaps lower) due to:

     -    Liquidity issues

     -    Lack of sponsorship

     - Aborted strategic alternatives review (market may be expecting a value enhancing deal)

     -    High/moderate leverage

[ ] CSI used the following methodology to estimate AIP's share price following a public announcement that it continue operating as an ongoing concern:



                                                                      PEER GROUP                RELEVANT              EST. AIP
                                                                         AVERAGE              AIP FIGURE            SHARE PRICE
                                                                      ----------              ----------            -----------
     2000E Price / FFO                                                      7.6x                   1.49(1)           $  11.36

     Enterprise Value / 2000 EBITDA                                         9.5x                   57.1(2)              11.25

     NAV Premium / (Discount)                                             (14.7)%                 14.49(3)              12.36
                                                                                                                     --------
     MEAN EST. SHARE PRICE                                                                                           $  11.66


    (1)  Est. AIP 2000 FFO per share
    (2)  Est. AIP 2000 EBITDA
    (3)  Est. AIP NAV (Chase midpoint)



[CHASE LOGO]                                                                  33

PROJECT FLEX - DDR PUT OPTION CONSIDERATIONS
VALUATION RELATIVE TO AIP'S MARKET VALUE
-------------------------------------------------------------------------------

THIS METHODOLOGY MORE ACCURATELY REFLECTS DDR'S POTENTIAL LIABILITY THAN THE VALUE TO AIP SHAREHOLDERS

[ ] This methodology assumes that the value of the put is equal to the issue price less the current market price (example: issue 100 shares at $15.50, $12.50 assumed current share price, ($15.50-$12.50) x 100 = $300 value)

[ ] Assuming DDR funds the remaining unconditional common shares and unconditional preferred shares, the gross value of the put ranges from a low of $2.3 million based upon a $14.00 AIP share price to a high of $10.1 million based upon a $10.00 AIP share price

[ ] Placing a value on the $100 million of conditional preferred shares is questionable, given the variables including DDR's stock price, DDR's market cap and time value


[CHASE LOGO]                                                                  34

PROJECT FLEX - DDR PUT OPTION CONSIDERATIONS
INCREMENTAL VALUE OVER AIP MARKET VALUE
--------------------------------------------------------------------------------


COMMON SHARES
Assumed AIP share price                               $ 14.00        $ 13.00        $ 12.00       $ 11.00       $ 10.00
Put option adjustment denominator                       12.12          12.12          12.12         12.12         12.12
                                                      -------        -------        -------       -------       -------
Adjustment ratio                                        100.0%         100.0%          99.0%         90.8%         82.5%
Funding price per share                                 15.50          15.50          15.50         15.50         15.50
                                                      -------        -------        -------       -------       -------
Adjusted DDR funding price per share                  $ 15.50        $ 15.50        $ 15.35       $ 14.07       $ 12.79

Assumed AIP share price                               $ 14.00        $ 13.00        $ 12.00       $ 11.00       $ 10.00
                                                      -------        -------        -------       -------       -------
Incremental value per share                           $  1.50        $  2.50        $  3.35       $  3.07       $  2.79
Shares put to DDR (MMs)                                  1.53           1.53           1.53          1.53          1.53
Estimated Value over Current Share Price (MMs)        $  2.30        $  3.83        $  5.13       $  4.70       $  4.28

PREFERRED SHARES (STAGE 3A)
Assumed AIP share price                               $ 14.00        $ 13.00        $ 12.00       $ 11.00       $ 10.00
Put option adjustment denominator                       12.12          12.12          12.12         12.12         12.12
                                                      -------        -------        -------       -------       -------
Adjustment ratio                                        100.0%         100.0%          99.0%         90.8%         82.5%
Funding price per share                                 14.00          14.00          14.00         14.00         14.00
                                                      -------        -------        -------       -------       -------
Adjusted DDR funding price per share                  $ 14.00        $ 14.00        $ 13.86       $ 12.71       $ 11.55
Assumed AIP share price                               $ 14.00        $ 13.00        $ 12.00       $ 11.00       $ 10.00
                                                      -------        -------        -------       -------       -------
Incremental value per share                           $    --        $  1.00        $  1.86       $  1.71       $  1.55
Shares put to DDR (MMs)                                  3.08           3.08           3.11          3.39          3.73
Estimated Value over Current Share Price (MMs)        $    --        $  3.08        $  5.79       $  5.79       $  5.79

Total Shares put to DDR (MMs)                            4.61           4.61           4.64          4.92          5.26
Total Est. Value over Current Share Price (MMs)       $  2.30        $  6.91        $ 10.92       $ 10.49       $ 10.06



[CHASE LOGO]                                                                  35

PROJECT FLEX - DDR PUT OPTION CONSIDERATIONS
VALUATION RELATIVE TO AIP'S NAV
--------------------------------------------------------------------------------

[ ] Assuming a $11.66 post-announcement share price and a $14.49 NAV for AIP (Chase midpoint before transaction expenses), we have calculated the incremental value of the DDR put option as follows:




     Estimated AIP share price................................................   $11.66

     Divided by...............................................................   $12.12
                                                                               --------

     DDR adjustment factor....................................................    96.20%


                                                                                  COMMON           PREFERRED-A         PREFERRED-B

     DDR common acquisition price per share...................................    $15.50                $14.00              $14.00

     DDR adjustment factor....................................................     96.20%                96.20%              96.20%
                                                                               ---------              --------             -------

     Adjusted DDR acquisition price per share.................................    $14.91                $13.47              $13.47




     95% of Chase's NAV (midpoint) per share(1)...............................    $13.77                $13.77              $13.77

     Adjusted DDR acquisition price per share.................................     14.91                 13.47               13.47
                                                                               ---------              --------             -------

     Incremental value per share..............................................     $1.14                 $0.00               $0.00

     MMs of shares put to DDR.................................................      1.53                  3.11                7.21

     INCREMENTAL VALUE TO AIP (MMS)                                                $1.75                 $0.00               $0.00

   (1) 95% assumption based on the lack of a public underwriting discount, the potential for accretive investment opportunities, etc.


[CHASE LOGO]                                                                  36

PROJECT FLEX - DDR PUT OPTION CONSIDERATIONS
INCREMENTAL VALUE OVER AIP'S NAV
--------------------------------------------------------------------------------



COMMON SHARES
Assumed AIP share price                 $ 14.00      $ 14.00      $ 14.00     $ 13.00      $ 13.00
Put option adjustment denominator         12.12        12.12        12.12       12.12        12.12
                                        -------      -------      -------     -------      -------
Adjustment ratio                          100.0%       100.0%       100.0%      100.0%       100.0%
Funding price per share                   15.50        15.50        15.50       15.50        15.50
                                        -------      -------      -------     -------      -------

Adjusted DDR funding price per share    $ 15.50      $ 15.50      $ 15.50     $ 15.50      $ 15.50
Chase NAV per share (high-mid-low)      $ 15.96      $ 14.49      $ 13.03     $ 15.96      $ 14.49
                                        -------      -------      -------     -------      -------
Incremental value per share             $ (0.46)     $  1.01      $  2.47     $ (0.46)     $  1.01
Shares put to DDR (MMs)                    1.53         1.53         1.53        1.53         1.53
Estimated Value over NAV (MMs)          $    --      $  1.55      $  3.79     $    --      $  1.55

PREFERRED SHARES (STAGE 3A)
Assumed AIP share price                 $ 14.00      $ 14.00      $ 14.00     $ 13.00      $ 13.00
Put option adjustment denominator         12.12        12.12        12.12       12.12        12.12
                                        -------      -------      -------     -------      -------
Adjustment ratio                          100.0%       100.0%       100.0%      100.0%       100.0%
Funding price per share                   14.00        14.00        14.00       14.00        14.00
                                        -------      -------      -------     -------      -------
Adjusted DDR funding price per share    $ 14.00      $ 14.00      $ 14.00     $ 14.00      $ 14.00
Chase NAV per share (high-mid-low)      $ 15.96      $ 14.49      $ 13.03     $ 15.96      $ 14.49
                                        -------      -------      -------     -------      -------
Incremental value per share             $ (1.96)     $ (0.49)     $  0.97     $ (1.96)     $ (0.49)
Shares put to DDR (MMs)                    3.08         3.08         3.08        3.08         3.08
Estimated Value over NAV (MMs)          $    --      $    --      $  2.99     $    --      $    --

PREFERRED SHARES (STAGE 3B)
Assumed AIP share price                 $ 14.00      $ 14.00      $ 14.00     $ 13.00      $ 13.00
Put option adjustment denominator         12.12        12.12        12.12       12.12        12.12
                                        -------      -------      -------     -------      -------
Adjustment ratio                          100.0%       100.0%       100.0%      100.0%       100.0%
Funding price per share                   14.00        14.00        14.00       14.00        14.00
                                        -------      -------      -------     -------      -------
Adjusted DDR funding price per share    $ 14.00      $ 14.00      $ 14.00     $ 14.00      $ 14.00
Chase NAV per share (high-mid-low)      $ 15.96      $ 14.49      $ 13.03     $ 15.96      $ 14.49
                                        -------      -------      -------     -------      -------
Incremental value per share             $ (1.96)     $ (0.49)     $  0.97     $ (1.96)     $ (0.49)
Shares put to DDR (MMs)                    7.14         7.14         7.14        7.14         7.14
Estimated Value over NAV (MMs)          $    --      $    --      $  6.93     $    --      $    --

Total Shares put to DDR (MMs)             11.75        11.75        11.75       11.75        11.75
Total Est. Value over NAV (MMs)         $    --      $  1.55      $ 13.70     $    --      $  1.55
15% NPV over 6 months                   $    --      $  1.44      $ 12.72     $    --      $  1.44
15% NPV over 12 months                       --         1.33        11.80          --         1.33
15% NPV over 18 months                       --         1.24        10.96          --         1.24
15% NPV over 24 months                       --         1.15        10.17          --         1.15
15% NPV over 30 months                       --         1.07         9.44          --         1.07
15% NPV over 36 months                       --         0.99         8.76          --         0.99



COMMON SHARES
Assumed AIP share price                     $ 13.00     $ 12.00      $ 12.00      $ 12.00     $ 11.00
Put option adjustment denominator             12.12       12.12        12.12        12.12       12.12
                                            -------     -------      -------      -------     -------
Adjustment ratio                              100.0%       99.0%        99.0%        99.0%       90.8%
Funding price per share                       15.50       15.50        15.50        15.50       15.50
                                            -------     -------      -------      -------     -------
Adjusted DDR funding price per share        $ 15.50     $ 15.35      $ 15.35      $ 15.35     $ 14.07
Chase NAV per share (high-mid-low)          $ 13.03     $ 15.96      $ 14.49      $ 13.03     $ 15.96
                                            -------     -------      -------      -------     -------
Incremental value per share                 $  2.47     $ (0.61)     $  0.86      $  2.32     $ (1.89)
Shares put to DDR (MMs)                        1.53        1.53         1.53         1.53        1.53
Estimated Value over NAV (MMs)              $  3.79     $    --      $  1.31      $  3.55     $    --

PREFERRED SHARES (STAGE 3A)
Assumed AIP share price                     $ 13.00     $ 12.00      $ 12.00      $ 12.00     $ 11.00
Put option adjustment denominator             12.12       12.12        12.12        12.12       12.12
                                            -------     -------      -------      -------     -------
Adjustment ratio                              100.0%       99.0%        99.0%        99.0%       90.8%
Funding price per share                       14.00       14.00        14.00        14.00       14.00
                                            -------     -------      -------      -------     -------
Adjusted DDR funding price per share        $ 14.00     $ 13.86      $ 13.86      $ 13.86     $ 12.71
Chase NAV per share (high-mid-low)          $ 13.03     $ 15.96      $ 14.49      $ 13.03     $ 15.96
                                            -------     -------      -------      -------     -------
Incremental value per share                 $  0.97     $ (2.10)     $ (0.63)     $  0.83     $ (3.25)
Shares put to DDR (MMs)                        3.08        3.11         3.11         3.11        3.39
Estimated Value over NAV (MMs)              $  2.99     $    --      $    --      $  2.58     $    --

PREFERRED SHARES (STAGE 3B)
Assumed AIP share price                     $ 13.00     $ 12.00      $ 12.00      $ 12.00     $ 11.00
Put option adjustment denominator             12.12       12.12        12.12        12.12       12.12
                                            -------     -------      -------      -------     -------
Adjustment ratio                              100.0%       99.0%        99.0%        99.0%       90.8%
Funding price per share                       14.00       14.00        14.00        14.00       14.00
                                            -------     -------      -------      -------     -------
Adjusted DDR funding price per share        $ 14.00     $ 13.86      $ 13.86      $ 13.86     $ 12.71
Chase NAV per share (high-mid-low)          $ 13.03     $ 15.96      $ 14.49      $ 13.03     $ 15.96
                                            -------     -------      -------      -------     -------
Incremental value per share                 $  0.97     $ (2.10)     $ (0.63)     $  0.83     $ (3.25)
Shares put to DDR (MMs)                        7.14        7.21         7.21         7.21        7.87
Estimated Value over NAV (MMs)              $  6.93     $    --      $    --      $  6.00     $    --

Total Shares put to DDR (MMs)                 11.75       11.86        11.86        11.86       12.79
Total Est. Value over NAV (MMs)             $ 13.70     $    --      $  1.31      $ 12.13     $    --
15% NPV over 6 months                       $ 12.72     $    --      $  1.22      $ 11.26     $    --
15% NPV over 12 months                        11.80          --         1.13        10.45          --
15% NPV over 18 months                        10.96          --         1.05         9.70          --
15% NPV over 24 months                        10.17          --         0.97         9.01          --
15% NPV over 30 months                         9.44          --         0.90         8.36          --
15% NPV over 36 months                         8.76          --         0.84         7.76          --



COMMON SHARES
Assumed AIP share price                    $ 11.00      $ 11.00      $ 10.00      $ 10.00      $ 10.00
Put option adjustment denominator            12.12        12.12        12.12        12.12        12.12
                                           -------      -------      -------      -------      -------
Adjustment ratio                              90.8%        90.8%        82.5%        82.5%        82.5%
Funding price per share                      15.50        15.50        15.50        15.50        15.50
                                           -------      -------      -------      -------      -------
Adjusted DDR funding price per share       $ 14.07      $ 14.07      $ 12.79      $ 12.79      $ 12.79
Chase NAV per share (high-mid-low)         $ 14.49      $ 13.03      $ 15.96      $ 14.49      $ 13.03
                                           -------      -------      -------      -------      -------
Incremental value per share                $ (0.42)     $  1.04      $ (3.17)     $ (1.70)     $ (0.24)
Shares put to DDR (MMs)                       1.53         1.53         1.53         1.53         1.53
Estimated Value over NAV (MMs)             $    --      $  1.59      $    --      $    --      $    --

PREFERRED SHARES (STAGE 3A)
Assumed AIP share price                    $ 11.00      $ 11.00      $ 10.00      $ 10.00      $ 10.00
Put option adjustment denominator            12.12        12.12        12.12        12.12        12.12
                                           -------      -------      -------      -------      -------
Adjustment ratio                              90.8%        90.8%        82.5%        82.5%        82.5%
Funding price per share                      14.00        14.00        14.00        14.00        14.00
                                           -------      -------      -------      -------      -------
Adjusted DDR funding price per share       $ 12.71      $ 12.71      $ 11.55      $ 11.55      $ 11.55
Chase NAV per share (high-mid-low)         $ 14.49      $ 13.03      $ 15.96      $ 14.49      $ 13.03
                                           -------      -------      -------      -------      -------
Incremental value per share                $ (1.78)     $ (0.32)     $ (4.41)     $ (2.94)     $ (1.48)
Shares put to DDR (MMs)                       3.39         3.39         3.73         3.73         3.73
Estimated Value over NAV (MMs)             $    --      $    --      $    --      $    --      $    --

PREFERRED SHARES (STAGE 3B)
Assumed AIP share price                    $ 11.00      $ 11.00      $ 10.00      $ 10.00      $ 10.00
Put option adjustment denominator            12.12        12.12        12.12        12.12        12.12
                                           -------      -------      -------      -------      -------
Adjustment ratio                              90.8%        90.8%        82.5%        82.5%        82.5%
Funding price per share                      14.00        14.00        14.00        14.00        14.00
                                           -------      -------      -------      -------      -------
Adjusted DDR funding price per share       $ 12.71      $ 12.71      $ 11.55      $ 11.55      $ 11.55
Chase NAV per share (high-mid-low)         $ 14.49      $ 13.03      $ 15.96      $ 14.49      $ 13.03
                                           -------      -------      -------      -------      -------
Incremental value per share                $ (1.78)     $ (0.32)     $ (4.41)     $ (2.94)     $ (1.48)
Shares put to DDR (MMs)                       7.87         7.87         8.66         8.66         8.66
Estimated Value over NAV (MMs)             $    --      $    --      $    --      $    --      $    --

Total Shares put to DDR (MMs)                12.79        12.79        13.92        13.92        13.92
Total Est. Value over NAV (MMs)            $    --      $  1.59      $    --      $    --      $    --
15% NPV over 6 months                      $    --      $  1.48      $    --      $    --      $    --
15% NPV over 12 months                          --         1.37           --           --           --
15% NPV over 18 months                          --         1.27           --           --           --
15% NPV over 24 months                          --         1.18           --           --           --
15% NPV over 30 months                          --         1.10           --           --           --
15% NPV over 36 months                          --         1.02           --           --           --




[CHASE LOGO]                                                                  37

                          PRELIMINARY COMPANY VALUATION



[CHASE LOGO]                                                                  38

PROJECT FLEX - PRELIMINARY COMPANY VALUATION
SUMMARY CHART
--------------------------------------------------------------------------------

                                  [BAR GRAPH]

   Comparable
   Companies
    2000E FFO
    Multiple
   6.7x - 8.7x                    $  12.78      $  10.37


   Comparable
  Transactions
   2000E FFO
    Multiple
  7.2x - 12.7x                    $  19.56      $  11.09

    CSI NAV
    Analysis                      $  15.13      $  12.19

CSI Liquidation
    Analysis
NPV of 24 month
  Liquidation
Discounted 13-15%                 $  13.86      $  11.20

  SSB NAV
  Analysis                        $  14.60      $  12.50

    SSB
Liquidation                       $  14.05      $  11.43

DDR/Lend Lease / MT $13.18
  DDR/Lend Lease $12.89

Note: Assumes $17.5 million in transaction expenses


[CHASE LOGO]                                                                  39

PROJECT FLEX - PRELIMINARY COMPANY VALUATION
FORWARD FFO ANALYSIS
--------------------------------------------------------------------------------


                      Price/Latest Quarter Annualized FFO


                                    [GRAPH]



[CHASE LOGO]                                                                  40

PROJECT FLEX - PRELIMINARY COMPANY VALUATION
PUBLIC COMPANY & PRECEDENT TRANSACTION ANALYSIS
--------------------------------------------------------------------------------

PUBLIC COMPANY ANALYSIS



                                                    COMPARABLE RANGE   IMPLIED AIP VALUE
AIP VARIABLE                                         HIGH     LOW      HIGH(1)    LOW(1)
------------                                         ----     ----     -------    ------

2000E FFO                                $ 1.54      8.3x      6.7x    $12.78    $10.37

2000E EBITDA (millions)                  $57.16     10.2x     10.1x    $12.48    $12.33

NAV                                      $14.76    (10.4)%   (21.9)%   $13.22    $11.53

Notes: (1) Excludes extreme high and low values

PRECEDENT TRANSACTION ANALYSIS


                                                    COMPARABLE RANGE    IMPLIED AIP VALUE
AIP VARIABLE                                         HIGH       LOW      HIGH(1)   LOW(1)
------------                                         ----       ----     -------   ------

2000E FFO                                $ 1.54      12.7x      7.2x     $19.56    $11.09

2000E EBITDA (millions)                  $57.16      12.4x     10.6x     $18.59    $13.69

20 Days Prior                            $12.01      28.0%      0.9%     $15.37    $12.12

Notes: (1) Excludes extreme high and low values




[CHASE LOGO]                                                                  41

                    REVIEW OF CSI DISCUSSIONS WITH LEND LEASE

[CHASE LOGO]                                                                  42

PROJECT FLEX - REVIEW OF CSI DISCUSSIONS WITH LEND LEASE
OVERVIEW
--------------------------------------------------------------------------------

[ ] On 4/26/00, CSI and Lend Lease Real Estate Investments, Inc. ("Lend Lease") discussed the following:

     -    CSI's role as financial advisor to the Special Committee

     -    the history of Lend Lease's acquisition interest in AIP's assets

     -    an asset-by-asset discussion of Lend Lease's due diligence

     -    the status of Lend Lease's interest in moving forward

[ ]  Due diligence completed by Lend Lease to date has included:

     - site inspections of each asset, and meetings with each property manager

     -    inspection of all loan documents and prepayment penalties

     -    a completed (and updated) DCF analysis for each asset

[ ]  Regarding their interest in moving forward:

     - their latest acquisition proposal dated 4/19/00 is a "best and final" bid

     -    this latest proposal expires on 4/30/00

     - they stated they have submitted four written offers and one verbal offer, while never receiving a written response

     -    openly frustrated with what they perceive as an indecisive Board

     - their interest in acquiring the assets will expire if the Company does not move forward with documentation following the 5/2/00 board meeting

     - they are willing for the transaction to be contingent on the Special Committee's receipt of a fairness opinion from CSI, so long as documentation commences immediately


[CHASE LOGO]                                                                  43

PROJECT FLEX - REVIEW OF CSI DISCUSSIONS WITH LEND LEASE
CONSIDERATIONS
--------------------------------------------------------------------------------



        CONSIDERATIONS                             COMMENTS
        --------------                             --------
[ ]  Due diligence period                      [ ]   Reasonable

     -    Proposed 60 days

[ ]  Deposit                                   [ ]   Perhaps higher

     -    Proposed $1.0 million

[ ]  Breakage fee                              [ ]   Lower

     -    Proposed $10.0 million

[ ]  Closing                                   [ ]   Reasonable

     -    Proposed 75 days

[ ]  Carving out additional assets             [ ]   Perceived as "same old
                                                     thing"; most likely Lend
                                                     Lease will walk away


[ ]  Manhattan Tower                           [ ]   Right of first refusal
                                                     negotiated away; will
     -    Proposed one day right of first            negatively impact marketing
          refusal                                    process

[ ]  Bid valuation                             [ ]   Board needs to formulate
                                                     formal response



[CHASE LOGO]                                                                  44

                       REVIEW OF CSI DISCUSSIONS WITH DDR

[CHASE LOGO]                                                                  45

PROJECT FLEX - REVIEW OF CSI DISCUSSIONS WITH DDR
OVERVIEW
--------------------------------------------------------------------------------

[ ]  On May 2, 2000, CSI and Scott Wolstein ("DDR") discussed the following:

     -    DDR believes it is paying a premium for the stub

     - DDR's discussions with other interested buyers for the stub are at lower prices, and some involve DDR providing subordinated debt

     - Willing to pay a reasonable premium for the stub to effectuate a transaction

     - DDR's assets have more near-term rollover; difficult to compare cap rates on the portfolios

     -    Transaction structure

     -    Transaction timing

     -    Valuation methodology for DDR assets

     -    Prospects for re-sale of DDR assets

[ ]  Due diligence completed by DDR to date includes:

     -    Site inspections of most assets, and meetings with property manager

     -    Third party valuation analysis of DDR assets performed by CB Richard
          Ellis


[CHASE LOGO]                                                                  46

PROJECT FLEX - REVIEW OF DISCUSSIONS WITH DDR
CSI VIEWPOINT
--------------------------------------------------------------------------------



            CONSIDERATIONS                                          COMMENTS
            --------------                                          --------
[ ]  Valuation                                       [ ]    Board needs to formulate response

     -    Proposal is $272 million

[ ]  Treatment of capital expenditures               [ ]    Impacts cash in StubCo

[ ]  Timing of transaction                           [ ]    Impacts operations and cash in StubCo

[ ]  Treatment of dividend                           [ ]    Impacts cash in StubCo

[ ]  Responsibility for transaction costs            [ ]    DDR assumption simplifies closing; impacts
                                                            cash in StubCo

[ ]  Treatment of working capital, net               [ ]    Impacts cash in StubCo

[ ]  Due diligence period                            [ ]    Typically at least 60 days

[ ]  Break-up fee                                    [ ]    Typical for transaction

[ ]  Refunding mechanism on bulk sale of assets      [ ]    Negotiating point


[CHASE LOGO]                                                                  47

                        REVIEW OF STRATEGIC ALTERNATIVES


[CHASE LOGO]                                                                  48

PROJECT FLEX - REVIEW OF SELECTED STRATEGIC ALTERNATIVES
SUMMARY OF OBSERVATIONS
--------------------------------------------------------------------------------






STRATEGIC                                                                   SHAREHOLDER
ALTERNATIVE                DESCRIPTION                                         VALUE
-----------                -----------                                      -----------

STATUS QUO                 [ ] Immediately conclude             [ ]  Equity valuation may
                               strategic alternative review          decline given lack of
                           [ ] Articulate the new                    liquidity, research and
                               decision, business and operating      strategic direction and
                               strategy                              leverage profile
                                                                [ ]  Market may view
                                                                     strategic alternative review
                                                                     as failure, questioning asset
                                                                     valuation and attractiveness
                                                                     of Company to strategic
                                                                     partners


RE-MARKET COMPANY FOR      [ ] Re-approach universe of          [ ]  SSB process cleared the
STRATEGIC MERGER OR SALE       strategic merger partners and         market of logical buyers
                               financial buyers                 [ ]  Lend/Lease/DDR bid is
                                                                     the best offer received to-date


EXECUTE LEND LEASE AND     [ ] Commence final negotiations      [ ]  Provides highest current
DDR TRANSACTIONS           [ ] Independently sell selected           proceeds to shareholders from
                               assets                                SSB process
                           [ ] Merge remaining assets with      [ ]  Provides liquidity to
                               DDR in exchange for its ownership     shareholders
                               position


EXECUTE LEND LEASE         [ ] Finalize appropriate             [ ]  Company is in position
TRANSACTION AND LIQUIDATE      valuations, terms and conditions      of owning lower quality assets
                               for Lend Lease and DDR           [ ]  Liquidation risks
                           [ ] Commence final negotiations      [ ]  Difficult to define
                               with Lend Lease                       ultimate proceeds
                           [ ] Begin marketing remaining
                               assets in groups and/or
                               individually


EXECUTE DDR TRANSACTION    [ ] Commence final negotiations      [ ]  Resolves AIP / DDR
AND PURSUE STATUS QUO          with DDR                              relationship
                           [ ] Determine operating              [ ]  Lower quality assets are
                               strategy for remaining assets         disposed
                                                                [ ]  Reduces size of Company
                                                                [ ]  Increases leverage
                                                                     profile


LIQUIDATE ASSETS IN        [ ] Begin marketing remaining        [ ]  Difficult to estimate
GROUPS AND/OR INDIVIDUALLY     assets in groups and/or               value
                               individually                     [ ]  Subject to multiple
                                                                     market risks


                                                                   EVALUATION FACTORS


STRATEGIC                              EXECUTION                                                              STATUS OF
ALTERNATIVE                               RISK                              TIMING                          DDR PUT OPTION
-----------                            ---------                            ------                          --------------

STATUS QUO                 [ ] Must formulate and            [ ] Begins immediately, but           [ ] Assuming attractive cost
                               implement business plan to        new business plan                     of investment opportunities,
                               enhance shareholder value         implementation (e.g., selected        Board may begin accessing
                           [ ] Strategic business plan           asset sales, acquisitions             equity through DDR Put Option
                               must be compelling to             strategy, etc.) may require
                               institutional community to        substantial timeframe
                               attract equity capital        [ ] Will require Board
                           [ ] Major shareholder desire          agreement to effectively
                               to exit                           implement


RE-MARKET COMPANY FOR      [ ] Limited number of             [ ] At least six to nine              [ ] Likely to suspend DDR
STRATEGIC MERGER OR SALE       interested buyers based on        months                                funding commitment while
                               SSB's comprehensive process       (if successful)                       pursuing transaction
                           [ ] Likely viewed as              [ ] Tainted transaction
                               "tainted" situation               process may require additional
                           [ ] Likely strategic buyers           time away from market
                               (e.g., PS Business Parks)
                               exhibited marginal interest in
                               franchise
                           [ ] Market may question
                               intent of seller


EXECUTE LEND LEASE AND     [ ] Due diligence risks           [ ] DDR- 6 months                     [ ] Cease to exist
DDR TRANSACTIONS           [ ] Selected assets appear        [ ] Lend Lease - 3-4 months
                               to be highly marketable (e.g.,[ ] Fastest way to get cash
                               Manhattan Tower and Apollo)       to shareholders
                           [ ] DDR and Lend Lease
                               desire closure


EXECUTE LEND LEASE         [ ] Significant market risk       [ ] 3-4 months for Lend Lease         [ ] Cease to exist
TRANSACTION AND LIQUIDATE      in liquidation                    transaction
                           [ ] Requires significant          [ ] 18-24 months for
                               management commitment and         liquidation
                               coordination


EXECUTE DDR TRANSACTION    [ ] Smaller market                [ ] Three to six months for           [ ] Cease to exist
AND PURSUE STATUS QUO          capitalization company,           DDR transaction
                               with high leverage
                           [ ] Must establish status
                               quo business model


LIQUIDATE ASSETS IN        [ ] Liquidation risks             [ ] 18-24 months                      [ ] Cease to exist
GROUPS AND/OR INDIVIDUALLY [ ] Overhead




                                    EVALUATION FACTORS

                                       ONGOING SOCIAL
STRATEGIC                                & EMPLOYEE                            ACCESS TO CAPITAL /
ALTERNATIVE                                ISSUES                            CAPITAL MARKET POSITION
-----------                            --------------                        -----------------------

STATUS QUO                     [ ]  Ongoing strain between                  [ ]   Limited access to public
                                    DDR and management / Board                    or private equity
                               [ ]  Employees likely to                     [ ]   High existing leverage
                                    embrace definitive direction                  profile
                                    of Company                              [ ]   No Wall Street
                                                                                  sponsorship


RE-MARKET COMPANY FOR          [ ]  Prolongs current                        [ ]   In a strategic merger:
STRATEGIC MERGER OR SALE            situation                                     -   May have improved access
                               [ ]  Could further impact                              to capital
                                    morale of employees                           -   Greater critical mass
                                                                                      and liquidity
                                                                                  -   Potentially de-levers
                                                                                      the Company


EXECUTE LEND LEASE AND         [ ]  Brings resolution                       [ ]   Not applicable
DDR TRANSACTIONS


EXECUTE LEND LEASE             [ ]  Liquidations are                        [ ]   Not applicable
TRANSACTION AND LIQUIDATE           challenging on employee morale
                               [ ]  Most likely requires
                                    revised incentive compensation
                                    structure


EXECUTE DDR TRANSACTION        [ ]  Brings resolution to                    [ ]   Limited access to public
AND PURSUE STATUS QUO               DDR/AIP relationship                          or private equity
                                                                            [ ]   High/increasing leverage
                                                                                  profile
                                                                            [ ]   No Wall Street
                                                                                  sponsorship


LIQUIDATE ASSETS IN            [ ]  Liquidations are                        [ ]   Not applicable
GROUPS AND/OR INDIVIDUALLY          challenging on employee morale
                               [ ]  Most likely requires
                                    revised incentive compensation


                                               AIP RELATIVE POSITION
----------------------- ---------------------- --------------------- ---------------------- ----------------------
     POSITIVE            NEUTRAL TO POSITIVE          NEUTRAL          NEUTRAL TO NEGATIVE         NEGATIVE
----------------------- ---------------------- --------------------- ---------------------- ----------------------




[CHASE LOGO]                                                                  49

                          NEXT STEPS AND CONSIDERATIONS


[CHASE LOGO]                                                                  50

PROJECT FLEX
NEXT STEPS AND CONSIDERATIONS
-------------------------------------------------------------------------------

[ ]  Finalize strategic alternatives review

[ ]  Formulate final and formal response to DDR and Lend Lease

[ ]  Mobilize to execute selected strategic alternative


[CHASE LOGO]                                                                  51

                                   APPENDIX A

                      PRELIMINARY PROPERTY VALUATION DETAIL

[CHASE LOGO]                                                                  52

PROJECT FLEX - PRELIMINARY PROPERTY VALUATION DETAIL
SORTED BY REGION (PAGE 1 OF 2)
-------------------------------------------------------------------------------


                                                     NET OPERATING INCOME                                   CAP RATES
                                   --------------------------------------------------------           ----------------------
                                     1999            FYE 6/01       COMPANY                                            CAP
PROPERTY NAME                       ACTUAL            ARGUS        '00 BUDGET       CSI                AIP             RATE
-------------                      ---------        ---------      ----------     ---------           -----            -----
10505 Sorrento                       432,220          644,533        590,673        585,780           10.00%           10.00

107 Woodmere                         519,557          575,707        579,115        573,645           10.00%           10.00

3100 Alfred                          559,084          621,496        603,201        600,054            9.75%            9.75

485 Clyde                            771,022          782,435        790,923        785,118            9.75%           10.00

Baytech Park                       3,292,667        3,756,210      3,675,639      3,658,137           10.00%           10.00

Bridgeway Tech Center/Gateway      1,865,720        2,143,498      2,052,753      2,078,324            9.50%            9.50

Centre Pointe Office Park          2,189,932        2,384,210      2,512,865      2,545,817           10.00%           10.00

Columbia Corp Ctr                  1,242,454        1,420,840      1,383,537      1,399,840           10.00%           10.00

Gibraltar Tech Center                247,975          681,842        665,320        661,956            9.75%            9.75

Humboldt Tech Center                 403,838        1,140,857      1,115,451      1,082,653            9.75%            9.75

Huntington Drive                     669,520          782,076        747,488        757,035           10.50%           10.50

Junction Business Park             1,083,964        1,334,058      1,643,735      1,512,238            9.50%            9.75

Kodak                                630,796          669,029        658,951        653,567           10.00%           10.00

Manhattan Towers                   2,866,509        3,495,784      3,145,362      3,181,517            7.00%             n/a

Stewart Plaza                        622,942          731,782        676,872        672,455            9.50%            9.50

CALIFORNIA TOTAL                  17,398,200       21,164,357     20,841,885     20,748,136            9.85%            9.88

Apollo Drive Office Building
  (55.84%)                         1,099,860        2,029,175      1,644,367      1,981,589            9.00%            9.72

Battlefield Business Park            992,589        1,052,872      1,055,701      1,024,196           10.50%           10.50

Corporex Plaza I                     604,238          652,875        637,770        641,522           10.50%           10.50

Greenbrier Circle Corp. Ctr        1,381,896        2,183,790      1,649,480      1,662,006           10.50%           10.50

Greenbrier Tech Center I             753,127          671,382        672,847        664,125           10.50%           10.50

Norfolk Commerce Ctr               2,166,501        2,279,994      2,246,837      2,262,813           10.00%           10.00

Northpointe B                        266,552          301,899        297,754        294,398           10.00%           10.00

Northpointe C                        347,440          427,154        415,498        419,367           10.50%           10.50

President's Plaza                    308,466          329,470        332,730        335,474           10.50%           10.50

Tech Center 29 Ph I                1,356,453        1,526,338      1,406,302      1,388,611           10.00%           10.00

Tech Center 29 Ph II                 722,213          780,567        769,141        748,047           10.50%           10.50

Tech Center 29 Ph III                800,036          863,426        836,381        830,518           10.50%           10.50

Volusia Point Shopping Center        806,774          889,060        847,588        857,892           11.00%           11.00

Winter Park BusinessCenter           991,421        1,089,848      1,013,834      1,023,229           10.25%           10.25

EAST TOTAL                        12,597,566       15,077,850     13,826,230     14,133,785           10.14%           10.25

1881 Pine Street                     681,751          875,914        711,780        715,809           11.00%           11.00

Alumax Building/Reynolds             307,257          294,363        287,389        275,344           11.00%           11.00

Hardline Services Building           740,142          734,893        734,400        696,873           10.50%           10.50

Heritage Business Center             206,230          254,687        139,414        217,004           10.50%           11.50

Heritage VSA                         372,354          399,873        395,784        379,688           10.50%           11.00

Northwest Business Center            354,228          707,362        585,377        650,215           11.00%           11.00

Steris Building                      247,045          261,646        166,876        201,620           15.00%           15.00

MIDWEST TOTAL                      2,909,007        3,528,738      3,021,020      3,136,553           11.01%           11.11





                                                                          CSI VALUATION
                                    ----------------------------------------------------------------------------------------
                                    PRE-ADJUST.        LEASING         DEF. MAINT.     ADJUSTED            % OF
PROPERTY NAME                        CSI VALUE          COSTS          / CAP EX       CSI VALUE            TOTAL      PSF
-------------                       -----------        --------        ----------     ----------           -----    --------

10505 Sorrento                        5,857,796              --              --        5,857,796            0.95%   $    108

107 Woodmere                          5,736,451              --              --        5,736,451            0.93%   $    100

3100 Alfred                           6,154,402              --              --        6,154,402            1.00%   $    182

485 Clyde                             7,851,181              --              --        7,851,181            1.27%   $    127

Baytech Park                         36,581,375              --              --       36,581,375            5.93%   $    194

Bridgeway Tech Center/Gateway        21,877,098        (195,145)        (93,300)      21,588,653            3.50%   $    127

Centre Pointe Office Park            25,458,166        (179,146)       (861,800)      24,417,220            3.96%   $    124

Columbia Corp Ctr                    13,998,398        (487,643)       (191,521)      13,319,234            2.16%   $    104

Gibraltar Tech Center                 6,789,297              --         (50,000)       6,739,297            1.09%   $    186

Humboldt Tech Center                 11,104,133              --              --       11,104,133            1.80%   $    185

Huntington Drive                      7,209,856         (48,621)             --        7,161,235            1.16%   $    114

Junction Business Park               15,510,132              --              --       15,510,132            2.51%   $    200

Kodak                                 6,535,668              --              --        6,535,668            1.06%   $    111

Manhattan Towers                     50,000,000             n/a              n/a      50,000,000            8.10%   $    162

Stewart Plaza                         7,078,469        (122,274)             --        6,956,195            1.13%   $    148

CALIFORNIA TOTAL                    227,742,422      (1,032,829)     (1,196,621)     225,512,972           36.55%   $    146

Apollo Drive Office Building
  (55.84%)                           20,381,600              --               --      20,381,600            3.30%   $    140

Battlefield Business Park             9,754,243              --         (60,000)       9,694,243            1.57%   $     63

Corporex Plaza I                      6,109,736        (119,630)       (407,162)       5,582,944            0.90%   $     58

Greenbrier Circle Corp. Ctr          15,828,626                                       15,828,626            2.57%   $     69

Greenbrier Tech Center I              6,325,000        (112,315)       (331,574)       5,881,111            0.95%   $     62

Norfolk Commerce Ctr                 22,628,130        (375,691)       (421,000)      21,831,439            3.54%   $     67

Northpointe B                         2,943,976              --              --        2,943,976            0.48%   $     80

Northpointe C                         3,993,969              --              --        3,993,969            0.65%   $     81

President's Plaza                     3,194,993         (42,710)       (131,063)       3,021,220            0.49%   $     71

Tech Center 29 Ph I                  13,886,106        (182,576)       (219,100)      13,484,430            2.19%   $     76

Tech Center 29 Ph II                  7,124,255         (56,400)             --        7,067,855            1.15%   $    121

Tech Center 29 Ph III                 7,909,696         (33,556)             --        7,876,140            1.28%   $    134

Volusia Point Shopping Center         7,799,017         (11,280)             --        7,787,737            1.26%   $    103

Winter Park BusinessCenter            9,982,717        (144,388)             --        9,838,329            1.59%   $     82

EAST TOTAL                          137,862,062      (1,078,546)     (1,569,899)     135,213,617           21.91%   $     75

1881 Pine Street                      6,507,357        (323,330)        (73,155)       6,110,872            0.99%   $     55

Alumax Building/Reynolds              2,503,125              --              --        2,503,125            0.41%   $     38

Hardline Services Building            6,636,887              --              --        6,636,887            1.08%   $     28

Heritage Business Center              1,886,987        (129,384)       (147,600)       1,610,003            0.26%   $     45

Heritage VSA                          3,451,714              --              --        3,451,714            0.56%   $     40

Northwest Business Center             5,911,045        (446,176)             --        5,464,869            0.89%   $     38

Steris Building                       1,344,132              --         (50,000)       1,294,132            0.21%   $     32

MIDWEST TOTAL                        28,241,248        (898,890)       (270,755)      27,071,603            4.39%   $     38






                                                        OTHER VALUATIONS
                                    -------------------------------------------------------
                                                     SSB             AIP
PROPERTY NAME                         ARGUS        06/14/99          MGMT           COST
                                    ----------     ----------     ----------     ----------

10505 Sorrento                       5,082,135      5,100,000      6,445,330      4,750,000

107 Woodmere                         5,319,086      5,200,000      5,757,070      5,374,000

3100 Alfred                          6,297,623      5,300,000      6,374,318      5,791,000

485 Clyde                           15,016,538     11,000,000      8,024,974      7,862,000

Baytech Park                        40,644,473     33,365,000     37,562,100     35,345,000

Bridgeway Tech Center/Gateway       23,412,181     22,000,000     22,563,137     20,906,000

Centre Pointe Office Park           27,994,652     22,500,000     23,842,100     21,210,000

Columbia Corp Ctr                   13,792,498     13,400,000     14,208,400     13,500,000

Gibraltar Tech Center                6,599,536     17,800,000      6,993,251     17,800,000

Humboldt Tech Center                10,634,891    w/Gibraltar     11,701,097    w/Gibraltar

Huntington Drive                     7,153,290      7,000,000      7,448,343      8,000,000

Junction Business Park              10,939,067     12,300,000     14,042,716     11,380,000

Kodak                                7,398,817      6,400,000      6,690,290      5,026,000

Manhattan Towers                    52,083,719     38,400,000     49,939,771     23,053,000

Stewart Plaza                        8,213,318      6,300,000      7,702,968      6,085,000

CALIFORNIA TOTAL                   240,581,824    206,065,000    229,295,866    186,082,000

Apollo Drive Office Building
  (55.84%)                          14,679,846     18,147,000     22,546,389     17,673,000

Battlefield Business Park            9,876,090     13,400,000     10,027,352     13,200,000

Corporex Plaza I                     5,833,687      5,690,000      6,217,857      4,948,000

Greenbrier Circle Corp. Ctr         17,475,376     15,500,000     20,798,000     14,481,000

Greenbrier Tech Center I             7,381,352      7,300,000      6,394,114      7,207,000

Norfolk Commerce Ctr                21,590,780     22,100,000     22,799,940     20,450,000

Northpointe B                        2,928,950      6,300,000      3,018,990      5,869,000

Northpointe C                        4,157,358          see B      4,068,133          see B

President's Plaza                    3,084,069      2,880,000      3,137,810      2,375,000

Tech Center 29 Ph I                 13,143,272     28,700,000     15,263,380     26,626,000

Tech Center 29 Ph II                 7,044,476        see Ph1      7,433,971        see Ph1

Tech Center 29 Ph III                7,673,341        see Ph1      8,223,105        see Ph1

Volusia Point Shopping Center        7,827,186      8,200,000      8,082,364      7,271,000

Winter Park BusinessCenter          10,212,330      9,900,000     10,632,663      9,250,000

EAST TOTAL                         132,908,113    138,117,000    148,644,069    129,350,000

1881 Pine Street                     8,277,877      6,410,000      7,962,855      6,700,000

Alumax Building/Reynolds             2,787,623      2,830,000      2,676,027      2,970,000

Hardline Services Building           7,245,296      7,000,000      6,998,981      7,543,000

Heritage Business Center             2,466,568      2,120,000      2,425,590      2,395,000

Heritage VSA                         4,054,165      3,790,000      3,808,314      3,985,000

Northwest Business Center            7,562,648      5,700,000      6,430,564      7,512,000

Steris Building                      2,519,294      2,420,000      1,744,307      2,460,000

MIDWEST TOTAL                       34,913,471     30,270,000     32,046,638     33,565,000


[CHASE LOGO]                                                                  53

PROJECT FLEX - PRELIMINARY PROPERTY VALUATION DETAIL
SORTED BY REGION (PAGE 2 OF 2)
--------------------------------------------------------------------------------

                                                       NET OPERATING INCOME                             CAP RATES
                                       --------------------------------------------------         --------------------
                                        1999         FYE 6/01      COMPANY
PROPERTY NAME                           ACTUAL         ARGUS     '00 BUDGET       CSI              AIP            CSI
-------------                          ---------     ---------    ----------    ---------         -----          -----
2121 Glenville                          223,591       208,107       204,668       202,765         10.25%         10.25%

Avion Business Center                   537,493       599,832       558,096       545,109         10.00%         10.00%

Beltline Business Center                214,681       448,397       225,719       586,604         10.00%         10.00%

Cameron Creek                           319,024       411,771       403,788       407,292         10.00%         10.00%

Carpenter Center                        149,958       215,295       190,032       210,492         10.75%         10.50%

Carrier Place                           377,013       425,958       387,472       393,532         10.50%         10.25%

Central Park Office Center              412,357       549,271       523,140       516,478         10.25%         10.25%

Commerce Center                       1,010,187     1,459,742     1,406,807     1,407,289         11.00%         10.50%

Commerce Park North                     397,034       422,832       425,000       416,614         10.50%         10.00%

D/FW North                               83,563       364,682       333,915       333,617         10.00%         10.00%

Gateway 5&6                             399,884       543,457       530,510       507,141         10.50%         10.50%

Meridian                                165,196       184,864       167,009       160,013         10.00%          9.75%

Northgate II                            781,539       878,500       808,092       871,606         10.25%         11.00%

Northgate III                         1,207,316     1,238,475     1,005,501     1,001,197         10.50%         10.75%

Northview Bus. Ctr/Whitney Jordan     2,770,800     2,412,624     2,327,563     2,231,872         10.25%         10.25%

Parkway Tech Center                     357,198       424,911       417,826       411,353         10.00%         10.00%

Plaza Southwest                         585,570       603,265       603,455       601,560         10.50%         11.00%

Shady Trail Business Park               200,332       255,363       232,502       230,691         11.00%         10.75%

Skyway Business Center                  297,864       269,170       245,810       239,526         10.50%         10.50%

Southeast Comm. Ctr/Ben White            92,052       246,233       210,664       200,880         11.00%         11.00%

Spring Valley Business Center         1,057,551     1,179,986     1,107,737     1,099,158         10.75%         10.75%

Summit Park                             897,182       999,347       971,974       932,937         10.25%         10.25%

Technipark 10                           405,534       442,653       412,531       475,548         10.50%         10.50%

Valley View Commerce Park               506,608       719,109       697,515       698,697         10.00%         10.25%

Valwood II                              180,549       247,033       138,271       267,159         10.50%         10.50%

Westchase Park                          249,159       328,293       267,670       268,643         10.25%          9.50%

TEXAS TOTAL                          13,879,235    16,079,170    14,803,267    15,217,771         10.39%         10.39%

Academy Point                           927,006     1,103,109       998,386     1,010,526         10.50%         10.50%

AeroTech R&D                            747,168       812,613       762,143       755,338         10.50%         10.50%

Black Canyon Tech                       619,582       869,103       658,141       782,798         10.25%         10.25%

Gateway West (Skygate)                1,160,275     1,439,300     1,188,145     1,198,808         10.00%         10.00%

Interlocken Office                    1,452,399     1,511,556     1,488,034     1,476,692         10.20%         10.20%

Inverness Business Park                 802,745       837,479       751,118       742,208         10.00%         10.00%

Metro Business Park III                 892,531       971,215       954,169       963,728         10.00%         10.00%

Tamarac Square                        1,660,205     1,859,583     1,230,591     1,197,921         11.00%         12.00%

Washington Business Park              1,137,392     1,078,344     1,013,750     1,021,691         10.00%         10.00%

WEST TOTAL                            9,399,303    10,482,302     9,044,477     9,149,709         10.17%         10.17%

TOTAL PORTFOLIO                      56,183,311    66,332,417    61,536,879    62,385,953         10.17%         10.20%





                                                                          CSI VALUATION
                                    ----------------------------------------------------------------------------------
                                    PRE-ADJUST.    LEASING         DEF. MAINT.     ADJUSTED         % OF
PROPERTY NAME                        CSI VALUE      COSTS           / CAP EX       CSI VALUE        TOTAL       PSF
-------------                       -----------    ---------       ----------     ----------        -----     --------

2121 Glenville                         1,978,191            --             --      1,978,191          0.32%   $        96

Avion Business Center                  5,451,092        (1,210)            --      5,449,882          0.88%   $        77

Beltline Business Center               5,866,041      (225,417)            --      5,640,624          0.91%   $        94

Cameron Creek                          4,072,918            --             --      4,072,918          0.66%   $        81

Carpenter Center                       2,004,682       (16,000)            --      1,988,682          0.32%   $        42

Carrier Place                          3,839,335      (108,252)      (100,000)     3,631,083          0.59%   $        44

Central Park Office Center             5,038,808          (800)            --      5,038,008          0.82%   $        69

Commerce Center                       13,402,751            --     (1,018,200)    12,384,551          2.01%   $        42

Commerce Park North                    4,166,138            --       (286,235)     3,879,903          0.63%   $        44

D/FW North                             3,336,165       (49,782)            --      3,286,383          0.53%   $        44

Gateway 5&6                            4,829,913            --             --      4,829,913          0.78%   $        65

Meridian                               1,641,155            --             --      1,641,155          0.27%   $        23

Northgate II                           7,923,693      (171,015)       (51,000)     7,701,678          1.25%   $        33

Northgate III                          9,313,464            --             --      9,313,464          1.51%   $        36

Northview Bus. Ctr/Whitney Jordan     21,774,360            --       (100,000)    21,674,360          3.51%   $        85

Parkway Tech Center                    4,113,533            --             --      4,113,533          0.67%   $        59

Plaza Southwest                        5,468,731            --        (78,203)     5,390,528          0.87%   $        36

Shady Trail Business Park              2,145,959       (29,933)            --      2,116,026          0.34%   $        31

Skyway Business Center                 2,281,203            --             --      2,281,203          0.37%   $        34

Southeast Comm. Ctr/Ben White          1,826,182            --        (65,000)     1,761,182          0.29%   $        51

Spring Valley Business Center         10,224,725            --       (112,929)    10,111,796          1.64%   $       107

Summit Park                            9,101,820            --             --      9,101,820          1.48%   $        94

Technipark 10                          4,529,024       (45,737)      (126,500)     4,356,787          0.71%   $        61

Valley View Commerce Park              6,816,558            --             --      6,816,558          1.10%   $        49

Valwood II                             2,544,369      (236,515)      (139,400)     2,168,454          0.35%   $        41

Westchase Park                         2,827,819      (107,707)            --      2,720,112          0.44%   $        57

TEXAS TOTAL                          146,518,629      (992,368)    (2,077,467)   143,448,794         23.25%   $        54

Academy Point                          9,624,058        (4,934)       (75,000)     9,544,124          1.55%   $       105

AeroTech R&D                           7,193,698      (377,635)       (60,000)     6,756,063          1.09%   $        89

Black Canyon Tech                      7,637,049      (410,309)            --      7,226,740          1.17%   $        72

Gateway West (Skygate)                11,988,078      (224,664)       (92,280)    11,671,134          1.89%   $        78

Interlocken Office                    14,477,369            --       (182,248)    14,295,121          2.32%   $       117

Inverness Business Park                7,422,076       (43,877)       (53,500)     7,324,699          1.19%   $        76

Metro Business Park III                9,637,278      (113,516)       (60,000)     9,463,762          1.53%   $        89

Tamarac Square                         9,982,679            --       (475,000)     9,507,679          1.54%   $        48

Washington Business Park              10,216,908      (135,050)       (99,179)     9,982,679          1.62%   $        73

WEST TOTAL                            88,179,193    (1,309,985)    (1,097,207)    85,772,001         13.90%   $        80

TOTAL PORTFOLIO                      628,543,554    (5,312,618)    (6,211,949)   617,018,987        100.00%   $        79



                                                        OTHER VALUATIONS
                                    -------------------------------------------------------
                                                     SSB             AIP
PROPERTY NAME                         ARGUS        06/14/99          MGMT           COST
-------------                       ----------     ----------     ----------     ----------

2121 Glenville                         2,061,964     4,820,000     2,030,312     1,800,000

Avion Business Center                  5,585,296     5,700,000     5,998,320     4,750,000

Beltline Business Center               5,461,109     4,800,000     4,483,970     6,516,000

Cameron Creek                          3,651,371     3,730,000     4,117,710     4,800,000

Carpenter Center                       2,096,707     1,700,000     2,002,744     1,922,000

Carrier Place                          3,789,524     3,600,000     4,056,743     3,143,000

Central Park Office Center             5,426,346     4,820,000     5,358,741     4,200,000

Commerce Center                       13,151,468    11,200,000    13,270,382    10,700,000

Commerce Park North                    4,235,547     3,200,000     4,026,971     7,100,000

D/FW North                             3,372,976     3,000,000     3,646,820     3,685,000

Gateway 5&6                            4,988,669     4,800,000     5,175,781     4,676,000

Meridian                               1,914,667     1,600,000     1,848,640     1,309,000

Northgate II                           8,643,248     6,700,000     8,570,732    10,765,000

Northgate III                         12,223,029    11,000,000    11,795,000    10,913,000

Northview Bus. Ctr/Whitney Jordan     25,431,753    22,555,000    23,537,795    22,250,000

Parkway Tech Center                    3,797,000     3,300,000     4,249,110     3,137,000

Plaza Southwest                        6,223,044     5,700,000     5,745,381     5,735,000

Shady Trail Business Park              2,189,449     2,400,000     2,321,482     1,480,000

Skyway Business Center                 2,919,210     2,230,000     2,563,524     2,100,000

Southeast Comm. Ctr/Ben White          1,938,681     1,830,000     2,238,482     1,800,000

Spring Valley Business Center          9,906,927     9,300,000    10,976,614     9,250,000

Summit Park                           10,424,182     8,700,000     9,749,727     8,638,000

Technipark 10                          4,300,694     4,100,000     4,215,743     4,110,000

Valley View Commerce Park              7,112,056     6,200,000     7,191,090     4,000,000

Valwood II                             2,182,486     2,250,000     2,352,695     2,441,000

Westchase Park                         3,215,064     2,150,000     3,202,859     4,400,000

TEXAS TOTAL                          156,242,467   141,385,000   154,727,368   145,620,000

Academy Point                         11,328,571     9,230,000    10,505,800     8,650,000

AeroTech R&D                           7,925,157     6,720,000     7,739,171     6,600,000

Black Canyon Tech                      8,740,795     8,104,000     8,479,054     7,850,000

Gateway West (Skygate)                12,346,119    10,000,000    14,393,000     7,775,000

Interlocken Office                    15,567,318    14,640,000    14,819,176    14,632,000

Inverness Business Park                7,969,184     7,380,000     8,374,790     7,550,000

Metro Business Park III                8,505,453     9,280,000     9,712,150     9,900,000

Tamarac Square                        17,925,532    18,000,000    16,905,300    33,992,000

Washington Business Park               9,480,859     9,980,000    10,783,440     9,250,000

WEST TOTAL                            99,788,988    93,334,000   101,711,882   106,199,000

TOTAL PORTFOLIO                      664,434,863   609,171,000   666,425,822   600,816,000


[CHASE LOGO]                                                                  54

PROJECT FLEX - PRELIMINARY PROPERTY VALUATION DETAIL
LEND LEASE ASSETS
--------------------------------------------------------------------------------


                                                         NET OPERATING INCOME                                CAP RATES
                                         -----------------------------------------------------        -----------------------
                                          1999         FYE 6/01        COMPANY
PROPERTY NAME                            ACTUAL          ARGUS       '00 BUDGET        CSI              AIP             CSI
-------------                            ------        ---------     ----------      ---------        -------          ------

107 Woodmere                             519,557        575,707        579,115        573,645          10.00%          10.00%

3100 Alfred                              559,084        621,496        603,201        600,054           9.75%           9.75%

485 Clyde                                771,022        782,435        790,923        785,118           9.75%          10.00%

Academy Point                            927,006      1,103,109        998,386      1,010,526          10.50%          10.50%

AeroTech R&D                             747,168        812,613        762,143        755,338          10.50%          10.50%

Avion Business Center                    537,493        599,832        558,096        545,109          10.00%          10.00%

Battlefield Business Park                992,589      1,052,872      1,055,701      1,024,196          10.50%          10.50%

Baytech Park                           3,292,667      3,756,210      3,675,639      3,658,137          10.00%          10.00%

Black Canyon Tech                        619,582        869,103        658,141        782,798          10.25%          10.25%

Bridgeway Tech Center/Gateway          1,865,720      2,143,498      2,052,753      2,078,324           9.50%           9.50%

Cameron Creek                            319,024        411,771        403,788        407,292          10.00%          10.00%

Central Park Office Center               412,357        549,271        523,140        516,478          10.25%          10.25%

Centre Pointe Office Park              2,189,932      2,384,210      2,512,865      2,545,817          10.00%          10.00%

Columbia Corp Ctr                      1,242,454      1,420,840      1,383,537      1,399,840          10.00%          10.00%

Corporex Plaza I                         604,238        652,875        637,770        641,522          10.50%          10.50%

Gibraltar Tech Center                    247,975        681,842        665,320        661,956           9.75%           9.75%

Humboldt Tech Center                     403,838      1,140,857      1,115,451      1,082,653           9.75%           9.75%

Huntington Drive                         669,520        782,076        747,488        757,035          10.50%          10.50%

Interlocken Office                     1,452,399      1,511,556      1,488,034      1,476,692          10.20%          10.20%

Inverness Business Park                  802,745        837,479        751,118        742,208          10.00%          10.00%

Junction Business Park                 1,083,964      1,334,058      1,643,735      1,512,238           9.50%           9.75%

Metro Business Park III                  892,531        971,215        954,169        963,728          10.00%          10.00%

Northpointe B                            266,552        301,899        297,754        294,398          10.00%          10.00%

Northpointe C                            347,440        427,154        415,498        419,367          10.50%          10.50%

Northview Bus. Ctr/Whitney Jordan      2,770,800      2,412,624      2,327,563      2,231,872          10.25%          10.25%

President's Plaza                        308,466        329,470        332,730        335,474          10.50%          10.50%

Skyway Business Center                   297,864        269,170        245,810        239,526          10.50%          10.50%

Southeast Comm. Ctr/Ben White             92,052        246,233        210,664        200,880          11.00%          11.00%

Spring Valley Business Center          1,057,551      1,179,986      1,107,737      1,099,158          10.75%          10.75%

Stewart Plaza                            622,942        731,782        676,872        672,455           9.50%           9.50%

Summit Park                              897,182        999,347        971,974        932,937          10.25%          10.25%

TOTAL W/O MANHATTAN TOWERS            27,813,714     31,892,590     31,147,115     30,946,769          10.38%          10.08%

Manhattan Towers                       2,866,509      3,495,784      3,145,362      3,181,517           7.00%            n/a

TOTAL w/Manhattan Towers              30,680,223     35,388,374     34,292,477     34,128,286             n/a            n/a

                                                                            CSI VALUATION
                                         --------------------------------------------------------------------------------------
                                         PRE-ADJUST.       LEASING       DEF. MAINT.     ADJUSTED            % OF
PROPERTY NAME                             CSI VALUE         COSTS         / CAP EX       CSI VALUE           TOTAL       PSF
-------------                            -----------       --------     -----------     ----------           -------  ---------
107 Woodmere                              5,736,451             --              --       5,736,451            1.63%   $     100

3100 Alfred                               6,154,402             --              --       6,154,402            1.75%   $     182

485 Clyde                                 7,851,181             --              --       7,851,181            2.23%   $     127

Academy Point                             9,624,058         (4,934)        (75,000)      9,544,124            2.71%   $     105

AeroTech R&D                              7,193,698       (377,635)        (60,000)      6,756,063            1.92%   $      89

Avion Business Center                     5,451,092         (1,210)             --       5,449,882            1.55%   $      77

Battlefield Business Park                 9,754,243             --         (60,000)      9,694,243            2.75%   $      63

Baytech Park                             36,581,375             --              --      36,581,375           10.38%   $     194

Black Canyon Tech                         7,637,049       (410,309)             --       7,226,740            2.05%   $      72

Bridgeway Tech Center/Gateway            21,877,098       (195,145)        (93,300)     21,588,653            6.13%   $     127

Cameron Creek                             4,072,918             --              --       4,072,918            1.16%   $      81

Central Park Office Center                5,038,808           (800)             --       5,038,008            1.43%   $      69

Centre Pointe Office Park                25,458,166       (179,146)       (861,800)     24,417,220            6.93%   $     124

Columbia Corp Ctr                        13,998,398       (487,643)       (191,521)     13,319,234            3.78%   $     104

Corporex Plaza I                          6,109,736       (119,630)       (407,162)      5,582,944            1.58%   $      58

Gibraltar Tech Center                     6,789,297             --         (50,000)      6,739,297            1.91%   $     186

Humboldt Tech Center                     11,104,133             --              --      11,104,133            3.15%   $     185

Huntington Drive                          7,209,856        (48,621)             --       7,161,235            2.03%   $     114

Interlocken Office                       14,477,369             --        (182,248)     14,295,121            4.06%   $     117

Inverness Business Park                   7,422,076        (43,877)        (53,500)      7,324,699            2.08%   $      76

Junction Business Park                   15,510,132             --              --      15,510,132            4.40%   $     200

Metro Business Park III                   9,637,278       (113,516)        (60,000)      9,463,762            2.69%   $      89

Northpointe B                             2,943,976             --              --       2,943,976            0.84%   $      80

Northpointe C                             3,993,969             --              --       3,993,969            1.13%   $      81

Northview Bus. Ctr/Whitney Jordan        21,774,360             --        (100,000)     21,674,360            6.15%   $      85

President's Plaza                         3,194,993        (42,710)       (131,063)      3,021,220            0.86%   $      71

Skyway Business Center                    2,281,203             --              --       2,281,203            0.65%   $      34

Southeast Comm. Ctr/Ben White             1,826,182             --         (65,000)      1,761,182            0.50%   $      51

Spring Valley Business Center            10,224,725             --        (112,929)     10,111,796            2.87%   $     107

Stewart Plaza                             7,078,469       (122,274)             --       6,956,195            1.97%   $     148

Summit Park                               9,101,820             --              --       9,101,820            2.58%   $      94

TOTAL W/O MANHATTAN TOWERS              307,108,510      (2,147,450)     (2,503,523)    302,457,537          85.81%   $     107

Manhattan Towers                         50,000,000             n/a             n/a      50,000,000          14.19%   $     162

TOTAL w/Manhattan Towers                357,108,510      (2,147,450)     (2,503,523)    352,457,537         100.00%   $     112


                                                        OTHER VALUATIONS
                                       -------------------------------------------------------
                                                         SSB            AIP
PROPERTY NAME                            ARGUS         06/14/99         MGMT           COST
-------------                          ----------     ----------     ----------     ----------
107 Woodmere                            5,319,086      5,200,000      5,757,070      5,374,000

3100 Alfred                             6,297,623      5,300,000      6,374,318      5,791,000

485 Clyde                              15,016,538     11,000,000      8,024,974      7,862,000

Academy Point                          11,328,571      9,230,000     10,505,800      8,650,000

AeroTech R&D                            7,925,157      6,720,000      7,739,171      6,600,000

Avion Business Center                   5,585,296      5,700,000      5,998,320      4,750,000

Battlefield Business Park               9,876,090     13,400,000     10,027,352     13,200,000

Baytech Park                           40,644,473     33,365,000     37,562,100     35,345,000

Black Canyon Tech                       8,740,795      8,104,000      8,479,054      7,850,000

Bridgeway Tech Center/Gateway          23,412,181     22,000,000     22,563,137     20,906,000

Cameron Creek                           3,651,371      3,730,000      4,117,710      4,800,000

Central Park Office Center              5,426,346      4,820,000      5,358,741      4,200,000

Centre Pointe Office Park              27,994,652     22,500,000     23,842,100     21,210,000

Columbia Corp Ctr                      13,792,498     13,400,000     14,208,400     13,500,000

Corporex Plaza I                        5,833,687      5,690,000      6,217,857      4,948,000

Gibraltar Tech Center                   6,599,536     17,800,000      6,993,251     17,800,000

Humboldt Tech Center                   10,634,891    w/Gibraltar     11,701,097    w/Gibraltar

Huntington Drive                        7,153,290      7,000,000      7,448,343      8,000,000

Interlocken Office                     15,567,318     14,640,000     14,819,176     14,632,000

Inverness Business Park                 7,969,184      7,380,000      8,374,790      7,550,000

Junction Business Park                 10,939,067     12,300,000     14,042,716     11,380,000

Metro Business Park III                 8,505,453      9,280,000      9,712,150      9,900,000

Northpointe B                           2,928,950      6,300,000      3,018,990      5,869,000

Northpointe C                           4,157,358          see B      4,068,133          see B

Northview Bus. Ctr/Whitney Jordan      25,431,753     22,555,000     23,537,795     22,250,000

President's Plaza                       3,084,069      2,880,000      3,137,810      2,375,000

Skyway Business Center                  2,919,210      2,230,000      2,563,524      2,100,000

Southeast Comm. Ctr/Ben White           1,938,681      1,830,000      2,238,482      1,800,000

Spring Valley Business Center           9,906,927      9,300,000     10,976,614      9,250,000

Stewart Plaza                           8,213,318      6,300,000      7,702,968      6,085,000

Summit Park                            10,424,182      8,700,000      9,749,727      8,638,000

TOTAL W/O MANHATTAN TOWERS            327,217,551    298,654,000    316,861,672    292,615,000

Manhattan Towers                       52,083,719     38,400,000     49,939,771     23,053,000

TOTAL w/Manhattan Towers              379,301,270    337,054,000    366,801,443    315,668,000


[CHASE LOGO]                                                                  55

PROJECT FLEX - PRELIMINARY PROPERTY VALUATION DETAIL
DDR ASSETS
--------------------------------------------------------------------------------




                                                         NET OPERATING INCOME                                CAP RATES
                                          -----------------------------------------------------       ---------------------
                                             1999        FYE 6/01        COMPANY
PROPERTY NAME                               ACTUAL        ARGUS       '00 BUDGET        CSI              AIP           CSI
-------------                             ---------     ---------     ----------      ---------       -------        ------

10505 Sorrento                              432,220       644,533       590,673       585,780         10.00%         10.00%

1881 Pine Street                            681,751       875,914       711,780       715,809         11.00%         11.00%

2121 Glenville                              223,591       208,107       204,668       202,765         10.25%         10.25%

Alumax Building/Reynolds                    307,257       294,363       287,389       275,344         11.00%         11.00%

Apollo Drive Office Building (55.84%)     1,099,860     2,029,175     1,644,367     1,981,589          9.00%          9.72%

Beltline Business Center                    214,681       448,397       225,719       586,604         10.00%         10.00%

Carpenter Center                            149,958       215,295       190,032       210,492         10.75%         10.50%

Carrier Place                               377,013       425,958       387,472       393,532         10.50%         10.25%

Commerce Center                           1,010,187     1,459,742     1,406,807     1,407,289         11.00%         10.50%

Commerce Park North                         397,034       422,832       425,000       416,614         10.50%         10.00%

D/FW North                                   83,563       364,682       333,915       333,617         10.00%         10.00%

Gateway 5&6                                 399,884       543,457       530,510       507,141         10.50%         10.50%

Gateway West (Skygate)                    1,160,275     1,439,300     1,188,145     1,198,808         10.00%         10.00%

Greenbrier Circle Corp. Ctr               1,381,896     2,183,790     1,649,480     1,662,006         10.50%         10.50%

Greenbrier Tech Center I                    753,127       671,382       672,847       664,125         10.50%         10.50%

Hardline Services Building                  740,142       734,893       734,400       696,873         10.50%         10.50%

Heritage Business Center                    206,230       254,687       139,414       217,004         10.50%         11.50%

Heritage VSA                                372,354       399,873       395,784       379,688         10.50%         11.00%

Kodak                                       630,796       669,029       658,951       653,567         10.00%         10.00%

Meridian                                    165,196       184,864       167,009       160,013         10.00%          9.75%

Norfolk Commerce Ctr                      2,166,501     2,279,994     2,246,837     2,262,813         10.00%         10.00%

Northgate II                                781,539       878,500       808,092       871,606         10.25%         11.00%

Northgate III                             1,207,316     1,238,475     1,005,501     1,001,197         10.50%         10.75%

Northwest Business Center                   354,228       707,362       585,377       650,215         11.00%         11.00%

Parkway Tech Center                         357,198       424,911       417,826       411,353         10.00%         10.00%

Plaza Southwest                             585,570       603,265       603,455       601,560         10.50%         11.00%

Shady Trail Business Park                   200,332       255,363       232,502       230,691         11.00%         10.75%

Steris Building                             247,045       261,646       166,876       201,620         15.00%         15.00%

Tamarac Square                            1,660,205     1,859,583     1,230,591     1,197,921         11.00%         12.00%

Tech Center 29 Ph I                       1,356,453     1,526,338     1,406,302     1,388,611         10.00%         10.00%

Tech Center 29 Ph II                        722,213       780,567       769,141       748,047         10.50%         10.50%

Tech Center 29 Ph III                       800,036       863,426       836,381       830,518         10.50%         10.50%

Technipark 10                               405,534       442,653       412,531       475,548         10.50%         10.50%

Valley View Commerce Park                   506,608       719,109       697,515       698,697         10.00%         10.25%

Valwood II                                  180,549       247,033       138,271       267,159         10.50%         10.50%

Volusia Point Shopping Center               806,774       889,060       847,588       857,892         11.00%         11.00%

Washington Business Park                  1,137,392     1,078,344     1,013,750     1,021,691         10.00%         10.00%

Westchase Park                              249,159       328,293       267,670       268,643         10.25%          9.50%

Winter Park BusinessCenter                  991,421     1,089,848     1,013,834     1,023,229         10.25%         10.25%

TOTAL PORTFOLIO                          25,503,088    30,944,043    27,244,402    28,257,667         11.22%         10.40%

                                                                            CSI VALUATION
                                         ---------------------------------------------------------------------------------
                                         PRE-ADJUST.     LEASING      DEF. MAINT.     ADJUSTED           % OF
PROPERTY NAME                             CSI VALUE       COSTS        / CAP EX      CSI VALUE           TOTAL       PSF
-------------                            -----------     --------     -----------    ----------         -------  ---------

10505 Sorrento                            5,857,796            --             --      5,857,796          2.21%   $    108

1881 Pine Street                          6,507,357      (323,330)       (73,155)     6,110,872          2.31%   $     55

2121 Glenville                            1,978,191            --             --      1,978,191          0.75%   $     96

Alumax Building/Reynolds                  2,503,125            --             --      2,503,125          0.95%   $     38

Apollo Drive Office Building (55.84%)    20,381,600            --             --     20,381,600          7.70%   $     70

Beltline Business Center                  5,866,041      (225,417)            --      5,640,624          2.13%   $     94

Carpenter Center                          2,004,682       (16,000)            --      1,988,682          0.75%   $     42

Carrier Place                             3,839,335      (108,252)      (100,000)     3,631,083          1.37%   $     44

Commerce Center                          13,402,751            --     (1,018,200)    12,384,551          4.68%   $     42

Commerce Park North                       4,166,138            --       (286,235)     3,879,903          1.47%   $     44

D/FW North                                3,336,165       (49,782)            --      3,286,383          1.24%   $     44

Gateway 5&6                               4,829,913            --             --      4,829,913          1.83%   $     65

Gateway West (Skygate)                   11,988,078      (224,664)       (92,280)    11,671,134          4.41%   $     78

Greenbrier Circle Corp. Ctr              15,828,626            --             --     15,828,626          5.98%   $     69

Greenbrier Tech Center I                  6,325,000      (112,315)      (331,574)     5,881,111          2.22%   $     62

Hardline Services Building                6,636,887            --             --      6,636,887          2.51%   $     28

Heritage Business Center                  1,886,987      (129,384)      (147,600)     1,610,003          0.61%   $     45

Heritage VSA                              3,451,714            --             --      3,451,714          1.30%   $     40

Kodak                                     6,535,668            --             --      6,535,668          2.47%   $    111

Meridian                                  1,641,155            --             --      1,641,155          0.62%   $     23

Norfolk Commerce Ctr                     22,628,130      (375,691)      (421,000)    21,831,439          8.25%   $     67

Northgate II                              7,923,693      (171,015)       (51,000)     7,701,678          2.91%   $     33

Northgate III                             9,313,464            --             --      9,313,464          3.52%   $     36

Northwest Business Center                 5,911,045      (446,176)            --      5,464,869          2.07%   $     38

Parkway Tech Center                       4,113,533            --             --      4,113,533          1.55%   $     59

Plaza Southwest                           5,468,731            --        (78,203)     5,390,528          2.04%   $     36

Shady Trail Business Park                 2,145,959       (29,933)            --      2,116,026          0.80%   $     31

Steris Building                           1,344,132            --        (50,000)     1,294,132          0.49%   $     32

Tamarac Square                            9,982,679            --       (475,000)     9,507,679          3.59%   $     48

Tech Center 29 Ph I                      13,886,106      (182,576)      (219,100)    13,484,430          5.10%   $     76

Tech Center 29 Ph II                      7,124,255       (56,400)            --      7,067,855          2.67%   $    121

Tech Center 29 Ph III                     7,909,696       (33,556)            --      7,876,140          2.98%   $    134

Technipark 10                             4,529,024       (45,737)      (126,500)     4,356,787          1.65%   $     61

Valley View Commerce Park                 6,816,558            --             --      6,816,558          2.58%   $     49

Valwood II                                2,544,369      (236,515)      (139,400)     2,168,454          0.82%   $     41

Volusia Point Shopping Center             7,799,017       (11,280)            --      7,787,737          2.94%   $    103

Washington Business Park                 10,216,908      (135,050)       (99,179)     9,982,679          3.77%   $     73

Westchase Park                            2,827,819      (107,707)            --      2,720,112          1.03%   $     57

Winter Park BusinessCenter                9,982,717      (144,388)            --      9,838,329          3.72%   $     82

TOTAL PORTFOLIO                         271,435,044    (3,165,168)    (3,708,426)   264,561,450        100.00%   $     66



                                                        OTHER VALUATIONS
                                         ----------------------------------------------------
                                                         SSB             AIP
PROPERTY NAME                              ARGUS        06/14/99         MGMT         COST
-------------                            ----------    ----------     ----------   ----------

10505 Sorrento                            5,082,135     5,100,000     6,445,330     4,750,000

1881 Pine Street                          8,277,877     6,410,000     7,962,855     6,700,000

2121 Glenville                            2,061,964     4,820,000     2,030,312     1,800,000

Alumax Building/Reynolds                  2,787,623     2,830,000     2,676,027     2,970,000

Apollo Drive Office Building (55.84%)    14,679,846    18,147,000    22,546,389    17,673,000

Beltline Business Center                  5,461,109     4,800,000     4,483,970     6,516,000

Carpenter Center                          2,096,707     1,700,000     2,002,744     1,922,000

Carrier Place                             3,789,524     3,600,000     4,056,743     3,143,000

Commerce Center                          13,151,468    11,200,000    13,270,382    10,700,000

Commerce Park North                       4,235,547     3,200,000     4,026,971     7,100,000

D/FW North                                3,372,976     3,000,000     3,646,820     3,685,000

Gateway 5&6                               4,988,669     4,800,000     5,175,781     4,676,000

Gateway West (Skygate)                   12,346,119    10,000,000    14,393,000     7,775,000

Greenbrier Circle Corp. Ctr              17,475,376    15,500,000    20,798,000    14,481,000

Greenbrier Tech Center I                  7,381,352     7,300,000     6,394,114     7,207,000

Hardline Services Building                7,245,296     7,000,000     6,998,981     7,543,000

Heritage Business Center                  2,466,568     2,120,000     2,425,590     2,395,000

Heritage VSA                              4,054,165     3,790,000     3,808,314     3,985,000

Kodak                                     7,398,817     6,400,000     6,690,290     5,026,000

Meridian                                  1,914,667     1,600,000     1,848,640     1,309,000

Norfolk Commerce Ctr                     21,590,780    22,100,000    22,799,940    20,450,000

Northgate II                              8,643,248     6,700,000     8,570,732    10,765,000

Northgate III                            12,223,029    11,000,000    11,795,000    10,913,000

Northwest Business Center                 7,562,648     5,700,000     6,430,564     7,512,000

Parkway Tech Center                       3,797,000     3,300,000     4,249,110     3,137,000

Plaza Southwest                           6,223,044     5,700,000     5,745,381     5,735,000

Shady Trail Business Park                 2,189,449     2,400,000     2,321,482     1,480,000

Steris Building                           2,519,294     2,420,000     1,744,307     2,460,000

Tamarac Square                           17,925,532    18,000,000    16,905,300    33,992,000

Tech Center 29 Ph I                      13,143,272    28,700,000    15,263,380    26,626,000

Tech Center 29 Ph II                      7,044,476       see Ph1     7,433,971       see Ph1

Tech Center 29 Ph III                     7,673,341       see Ph1     8,223,105       see Ph1

Technipark 10                             4,300,694     4,100,000     4,215,743     4,110,000

Valley View Commerce Park                 7,112,056     6,200,000     7,191,090     4,000,000

Valwood II                                2,182,486     2,250,000     2,352,695     2,441,000

Volusia Point Shopping Center             7,827,186     8,200,000     8,082,364     7,271,000

Washington Business Park                  9,480,859     9,980,000    10,783,440     9,250,000

Westchase Park                            3,215,064     2,150,000     3,202,859     4,400,000

Winter Park BusinessCenter               10,212,330     9,900,000    10,632,663     9,250,000

TOTAL PORTFOLIO                         285,133,593   272,117,000   299,624,379   285,148,000






[CHASE LOGO]                                                                  56

PROJECT FLEX - PRELIMINARY PROPERTY VALUATION DETAIL
WESTCORE ASSETS
--------------------------------------------------------------------------------


                                                         NET OPERATING INCOME                                CAP RATES
                                      -----------------------------------------------------        ---------------------
                                         1999        FYE 6/01       COMPANY
PROPERTY NAME                           ACTUAL        ARGUS       '00 BUDGET      CSI                AIP             CSI
-------------                         ---------     ---------     ----------    ---------          -------          ------
107 Woodmere                            519,557       575,707       579,115       573,645           10.00%           10.00%

3100 Alfred                             559,084       621,496       603,201       600,054            9.75%            9.75%

485 Clyde                               771,022       782,435       790,923       785,118            9.75%           10.00%

Academy Point                           927,006     1,103,109       998,386     1,010,526           10.50%           10.50%

AeroTech R&D                            747,168       812,613       762,143       755,338           10.50%           10.50%

Avion Business Center                   537,493       599,832       558,096       545,109           10.00%           10.00%

Battlefield Business Park               992,589     1,052,872     1,055,701     1,024,196           10.50%           10.50%

Baytech Park                          3,292,667     3,756,210     3,675,639     3,658,137           10.00%           10.00%

Black Canyon Tech                       619,582       869,103       658,141       782,798           10.25%           10.25%

Bridgeway Tech Center/Gateway         1,865,720     2,143,498     2,052,753     2,078,324            9.50%            9.50%

Cameron Creek                           319,024       411,771       403,788       407,292           10.00%           10.00%

Central Park Office Center              412,357       549,271       523,140       516,478           10.25%           10.25%

Centre Pointe Office Park             2,189,932     2,384,210     2,512,865     2,545,817           10.00%           10.00%

Columbia Corp Ctr.                    1,242,454     1,420,840     1,383,537     1,399,840           10.00%           10.00%

Corporex Plaza I                        604,238       652,875       637,770       641,522           10.50%           10.50%

Gateway West (Skygate)                1,160,275     1,439,300     1,188,145     1,198,808           10.00%           10.00%

Gibraltar Tech Center                   247,975       681,842       665,320       661,956            9.75%            9.75%

Humboldt Tech Center                    403,838     1,140,857     1,115,451     1,082,653            9.75%            9.75%

Huntington Drive                        669,520       782,076       747,488       757,035           10.50%           10.50%

Interlocken Office                    1,452,399     1,511,556     1,488,034     1,476,692           10.20%           10.20%

Inverness Business Park                 802,745       837,479       751,118       742,208           10.00%           10.00%

Junction Business Park                1,083,964     1,334,058     1,643,735     1,512,238            9.50%            9.75%

Manhattan Towers                      2,866,509     3,495,784     3,145,362     3,181,517            7.00%             n/a

Metro Business Park III                 892,531       971,215       954,169       963,728           10.00%           10.00%

Northpointe B                           266,552       301,899       297,754       294,398           10.00%           10.00%

Northpointe C                           347,440       427,154       415,498       419,367           10.50%           10.50%

Northview Bus. Ctr/Whitney Jordan     2,770,800     2,412,624     2,327,563     2,231,872           10.25%           10.25%

President's Plaza                       308,466       329,470       332,730       335,474           10.50%           10.50%

Skyway Business Center                  297,864       269,170       245,810       239,526           10.50%           10.50%

Southeast Comm. Ctr/Ben White            92,052       246,233       210,664       200,880           11.00%           11.00%

Spring Valley Business Center         1,057,551     1,179,986     1,107,737     1,099,158           10.75%           10.75%

Stewart Plaza                           622,942       731,782       676,872       672,455            9.50%            9.50%

Summit Park                             897,182       999,347       971,974       932,937           10.25%           10.25%

Washington Business Park              1,137,392     1,078,344     1,013,750     1,021,691           10.00%           10.00%

WESTCORE TOTAL                       32,977,890    37,906,018    36,494,372    36,348,785            10.1%            10.1%
                                                                            CSI VALUATION
                                      -------------------------------------------------------------------------------
                                       PRE-ADJUST.    LEASING      DEF. MAINT.    ADJUSTED          % OF
PROPERTY NAME                          CSI VALUE       COSTS        / CAP EX      CSI VALUE         TOTAL       PSF
-------------                         -----------     --------     -----------    ----------       -------   --------
107 Woodmere                            5,736,451             --             --      5,736,451       1.53%   $   100

3100 Alfred                             6,154,402             --             --      6,154,402       1.65%   $   182

485 Clyde                               7,851,181             --             --      7,851,181       2.10%   $   127

Academy Point                           9,624,058         (4,934)       (75,000)     9,544,124       2.55%   $   105

AeroTech R&D                            7,193,698       (377,635)       (60,000)     6,756,063       1.81%   $    89

Avion Business Center                   5,451,092         (1,210)            --      5,449,882       1.46%   $    77

Battlefield Business Park               9,754,243             --        (60,000)     9,694,243       2.59%   $    63

Baytech Park                           36,581,375             --             --     36,581,375       9.78%   $   194

Black Canyon Tech                       7,637,049       (410,309)            --      7,226,740       1.93%   $    72

Bridgeway Tech Center/Gateway          21,877,098       (195,145)       (93,300)    21,588,653       5.77%   $   127

Cameron Creek                           4,072,918             --             --      4,072,918       1.09%   $    81

Central Park Office Center              5,038,808           (800)            --      5,038,008       1.35%   $    69

Centre Pointe Office Park              25,458,166       (179,146)      (861,800)    24,417,220       6.53%   $   124

Columbia Corp Ctr.                     13,998,398       (487,643)      (191,521)    13,319,234       3.56%   $   104

Corporex Plaza I                        6,109,736       (119,630)      (407,162)     5,582,944       1.49%   $    58

Gateway West (Skygate)                 11,988,078       (224,664)       (92,280)    11,671,134       3.12%   $    78

Gibraltar Tech Center                   6,789,297             --        (50,000)     6,739,297       1.80%   $   186

Humboldt Tech Center                   11,104,133             --             --     11,104,133       2.97%   $   185

Huntington Drive                        7,209,856        (48,621)            --      7,161,235       1.91%   $   114

Interlocken Office                     14,477,369             --       (182,248)    14,295,121       3.82%   $   117

Inverness Business Park                 7,422,076        (43,877)       (53,500)     7,324,699       1.96%   $    76

Junction Business Park                 15,510,132             --             --     15,510,132       4.15%   $   200

Manhattan Towers                       50,000,000            n/a            n/a     50,000,000      13.37%   $   162

Metro Business Park III                 9,637,278       (113,516)       (60,000)     9,463,762       2.53%   $    89

Northpointe B                           2,943,976             --             --      2,943,976       0.79%   $    80

Northpointe C                           3,993,969             --             --      3,993,969       1.07%   $    81

Northview Bus. Ctr/Whitney Jordan      21,774,360             --       (100,000)    21,674,360       5.79%   $    85

President's Plaza                       3,194,993        (42,710)      (131,063)     3,021,220       0.81%   $    71

Skyway Business Center                  2,281,203             --             --      2,281,203       0.61%   $    34

Southeast Comm. Ctr/Ben White           1,826,182             --        (65,000)     1,761,182       0.47%   $    51

Spring Valley Business Center          10,224,725             --       (112,929)    10,111,796       2.70%   $   107

Stewart Plaza                           7,078,469       (122,274)            --      6,956,195       1.86%   $   148

Summit Park                             9,101,820             --             --      9,101,820       2.43%   $    94

Washington Business Park               10,216,908       (135,050)       (99,179)     9,982,679       2.67%   $    73

WESTCORE TOTAL                        379,313,496     (2,507,164)    (2,694,982)   374,111,350     100.00%   $   109



                                                        OTHER VALUATIONS
                                        ----------------------------------------------------
                                                         SSB           AIP
PROPERTY NAME                             ARGUS        06/14/99        MGMT          COST
-------------                           ----------    ----------    ----------    ----------
107 Woodmere                             5,319,086     5,200,000     5,757,070     5,374,000

3100 Alfred                              6,297,623     5,300,000     6,374,318     5,791,000

485 Clyde                               15,016,538    11,000,000     8,024,974     7,862,000

Academy Point                           11,328,571     9,230,000    10,505,800     8,650,000

AeroTech R&D                             7,925,157     6,720,000     7,739,171     6,600,000

Avion Business Center                    5,585,296     5,700,000     5,998,320     4,750,000

Battlefield Business Park                9,876,090    13,400,000    10,027,352    13,200,000

Baytech Park                            40,644,473    33,365,000    37,562,100    35,345,000

Black Canyon Tech                        8,740,795     8,104,000     8,479,054     7,850,000

Bridgeway Tech Center/Gateway           23,412,181    22,000,000    22,563,137    20,906,000

Cameron Creek                            3,651,371     3,730,000     4,117,710     4,800,000

Central Park Office Center               5,426,346     4,820,000     5,358,741     4,200,000

Centre Pointe Office Park               27,994,652    22,500,000    23,842,100    21,210,000

Columbia Corp Ctr.                      13,792,498    13,400,000    14,208,400    13,500,000

Corporex Plaza I                         5,833,687     5,690,000     6,217,857     4,948,000

Gateway West (Skygate)                  12,346,119    10,000,000    14,393,000     7,775,000

Gibraltar Tech Center                    6,599,536    17,800,000     6,993,251    17,800,000

Humboldt Tech Center                    10,634,891   w/Gibraltar    11,701,097   w/Gibraltar

Huntington Drive                         7,153,290     7,000,000     7,448,343     8,000,000

Interlocken Office                      15,567,318    14,640,000    14,819,176    14,632,000

Inverness Business Park                  7,969,184     7,380,000     8,374,790     7,550,000

Junction Business Park                  10,939,067    12,300,000    14,042,716    11,380,000

Manhattan Towers                        52,083,719    38,400,000    49,939,771    23,053,000

Metro Business Park III                  8,505,453     9,280,000     9,712,150     9,900,000

Northpointe B                            2,928,950     6,300,000     3,018,990     5,869,000

Northpointe C                            4,157,358         see B     4,068,133         see B

Northview Bus. Ctr/Whitney Jordan       25,431,753    22,555,000    23,537,795    22,250,000

President's Plaza                        3,084,069     2,880,000     3,137,810     2,375,000

Skyway Business Center                   2,919,210     2,230,000     2,563,524     2,100,000

Southeast Comm. Ctr/Ben White            1,938,681     1,830,000     2,238,482     1,800,000

Spring Valley Business Center            9,906,927     9,300,000    10,976,614     9,250,000

Stewart Plaza                            8,213,318     6,300,000     7,702,968     6,085,000

Summit Park                             10,424,182     8,700,000     9,749,727     8,638,000

Washington Business Park                 9,480,859     9,980,000    10,783,440     9,250,000

WESTCORE TOTAL                         401,128,248   357,034,000   391,977,883   332,693,000






[CHASE LOGO]                                                                  57

                                   APPENDIX B

                             PRECEDENT TRANSACTIONS

[CHASE LOGO]                                                                  58

PROJECT FLEX
PRECEDENT TRANSACTIONS
--------------------------------------------------------------------------------



($ in millions except per share data)

ANNOUNCED DATE/     ACQUIRER /                     REIT             OFFER                             EQUITY   TRANSACTION
COMPLETED DATE       TARGET                       SECTOR          PRICE/SHARE        CONSIDERATION     VALUE      VALUE
--------------       ------                       ------          -----------        -------------    -------   -----------
LBO TRANSACTIONS

09/24/1999     OLYMPUS                           MULTI-FAMILY       $  23.06           CASH / STOCK   $  694.0   $1,722.5
02/29/2000     WALDEN RESIDENTIAL PROPERTIES

04/05/1999     SHP                               HOTEL REIT         $  10.38                   CASH   $  407.4   $  839.8
11/22/1999     SUNSTONE HOTEL

03/04/1999     WHITEHALL, BLACKSTONE             MULTI-FAMILY       $  12.25                   CASH   $  654.9   $1,258.9
10/15/1999     BERKSHIRE REALTY CO.

01/01/1998     TIC ACQUISITION                   MULTI-FAMILY       $  34.00                   CASH   $1,536.9   $2,476.6
06/08/1999     IRVINE APARTMENT COMMUNITIES

OFFICE INDUSTRIAL

06/16/1999     STARWOOD FINANCIAL TRUST          OFFICE/INDUST      $  27.60                  STOCK   $  893.3   $1,649.4
  11/04/1999     TRINET CORPORATE REALTY

03/01/1999     DUKE REALTY                       OFFICE / IND       $  30.10   STOCK / ASSUMED DEBT   $  816.7   $1,724.7
  06/18/1999     WEEKS CORP.

11/17/1998     PROLOGIS TRUST                    INDUSTRIAL         $  23.59           CASH / STOCK   $  822.5   $1,426.4
  03/30/1999     MERIDIAN INDUSTRIAL TRUST

07/09/1998     RECKSON ASSOCIATES/METROPOLITAN   MIXED              $  21.51           CASH / STOCK   $  398.8   $  724.3
  05/24/1999     TOWER REALTY

12/23/1997     HIGHWOODS PROPERTIES INC          MIXED              $  65.00           CASH / STOCK   $  314.2   $  533.2
  07/14/1998     J.C. NICHOLS COMPANY

04/29/1996     HIGHWOODS PROPERTIES INC          OFFICE INDUSTRIAL  $  11.02                   CASH   $  296.7   $  540.0
  09/06/1996     CROCKER REALTY TRUST




                                                      PREMIUM/(DISCOUNT) PAID:
                                    TRANSACTION       AT ANNOUNCEMENT
                                      VALUE/     -------------------------------
ANNOUNCED DATE/           PRICE/     FORWARD      PRIOR       PRIOR     52-WEEK
COMPLETED DATE        FORWARD FFO(1) EBITDA(1)    5-DAYS      20-DAYS      HIGH
-----------------     ------------- -----------  -------      -------   --------
LBO TRANSACTIONS

09/24/1999                   8.6x     10.8x        21.4%        26.8%        0.0%
  02/29/2000

04/05/1999                   7.1x      9.1x        45.6%        35.0%     (36.4)%
  11/22/1999

03/04/1999                   9.6x         NA       31.5%        27.3%      (0.5)%
  10/15/1999

01/01/1998                  12.9x     14.1x        25.3%        28.0%        5.6%
  06/08/1999

OFFICE INDUSTRIAL

06/16/1999                   7.2x     10.6x       (5.0)%       (0.5)%      (6.0)%
  11/04/1999

03/01/1999                   9.6x        N/A       15.2%        11.0%      (0.1)%
  06/18/1999

11/17/1998                  10.5x      12.3x        8.4%         2.8%     (11.4)%
  03/30/1999

07/09/1998                   9.6x         NA       (3.9)%        0.9%      (9.2)%
  05/24/1999

12/23/1997                  11.9x      12.3x       16.1%        25.0%      (7.1)%
  07/14/1998

04/29/1996                  12.7x         NA       11.6%        17.5%       7.5%
  09/06/1996





                   High    12.9    x       14.1 x  45.6%   35.0%     7.5%
                   Mean    10.3    x       11.0 x  17.2%   18.6%    (6.0)%
                   Median  10.1    x       12.3 x  16.1%   25.0%    (6.6)%
                   Low     7.1     x       9.1 x   (5.0)%  (0.5)%  (36.4)%




Notes:
(1) Based on consensus estimates; 12-month forward from date of announcement.

[CHASE LOGO]                                                                  59

                                   APPENDIX C

                           PUBLIC COMPANY COMPARABLES


[CHASE LOGO]                                                                  60

PROJECT FLEX
PUBLIC COMPANY COMPARABLES
--------------------------------------------------------------------------------

SELECTED OFFICE & INDUSTRIAL REITS:  MARKET INFORMATION




                                      4/28/00              52-WEEK                      % OF        EQUITY           TOTAL
                                       SHARE          --------------------             52-WEEK      MARKET           MARKET
COMPANY                                PRICE          HIGH             LOW              HIGH        VALUE(1)     CAPITALIZATION(2)
-------                                -----          ----             ---            --------      --------     ----------------

Bedford Property Investors          $      17.63   $      18.44   $      15.63            95.6%   $      347.8   $      691.8
Brandywine Realty Trust                    17.38          20.44          14.75            85.0%          665.8        1,818.4
EastGroup Properties Inc.                  20.81          21.88          16.25            95.1%          324.9          681.7
PS Business Parks                          22.06          26.38          19.88            83.6%          681.2          773.3
Keystone Properties Trust                  12.50          17.00          12.38            73.5%          205.2          892.0
Pacific Gulf Properties                    21.50          23.44          19.25            91.7%          504.1          922.5

American Industrial Properties(7)          12.50          15.00          10.06            83.3%          261.9          596.8

Average                                                                                           $      454.8   $      963.3
Median                                                                                            $      426.0   $      832.6


                                                                                                         AGGREGATE VALUE/
                                       DEBT-TO-          NET ASSET VALUE         PRICE/FFO(4)                 EBITDA(5)
                                     TOTAL MARKET    ------------------------ -----------------        ----------------------
COMPANY                             CAPITALIZATION   SHARE(3)     PREM./DISC. 2000E       2001E        2000E            2001E
-------                             --------------   --------     ----------- -----------------        -----            -----

Bedford Property Investors               49.7%   $      19.81      (11.0)%    7.8x          NA          10.2x              NA
Brandywine Realty Trust                  50.2%          23.24      (25.2)%    6.7x         6.2          10.1x             9.9
EastGroup Properties Inc.                35.7%          22.29       (6.6)%    8.3x         7.5          10.2x              NA
PS Business Parks                         4.8%          25.37      (13.0)%    8.2x          NA           8.3x              NA
Keystone Properties Trust                61.9%          16.00      (21.9)%    6.7x         6.3          10.7x            11.4
Pacific Gulf Properties                  45.3%          24.00      (10.4)%    8.0x         7.4             NA              NA

American Industrial Properties(7)        56.1%          14.76(8)   (15.3)%    8.1x          NA          10.4x            11.5

Average                                  41.3%                     (14.7)%    7.6x        6.9x           9.9x            10.7x
Median                                   47.5%                     (12.0)%    7.9x        6.9x          10.2x            10.7x



                                                 2000E
                                             PAYOUT  RATIO                             5-YR FFO
                                          --------------------        DIVIDEND         GROWTH
COMPANY                                   FFO             AFFO          YIELD          RATE(6)
-------                                   ---             ----          -----          -------

Bedford Property Investors                74%             82%            9.5%           11.3%
Brandywine Realty Trust                   62%             73%            9.2%            8.8%
EastGroup Properties Inc.                 55%             66%            7.3%            8.5%
PS Business Parks                         54%             64%            6.6%            9.7%
Keystone Properties Trust                 63%             73%            9.4%            6.3%
Pacific Gulf Properties                   64%             67%            8.0%           10.0%

American Industrial Properties(7)         57%             84%            7.0%              NA

Average                                   62%             71%            8.3%            9.1%
Median                                    63%             70%            8.6%            9.3%


Notes:

(1) Includes common shares, common share equivalents (excluding options) and operating partnership units.

(2) Equals the sum of equity market value (fully diluted), debt outstanding and preferred stock at liquidation preference.

(3) Estimates from Realty Stock Review (March 27, 2000) or Green Street
    Advisors.

(4) Estimates from First Call as of April 04, 2000.

(5) Aggregate Value is Total Market Capitalization less Cash and Cash Equivalents. EBITDA estimates from analyst reports.

(6) First Call consensus estimates as of April 04, 2000.

(7) Based on public market information and management projections; assumes 8% EBITDA growth 2000E to 2001E

(8) CSI midpoint estimate (excluding transaction expenses)



[CHASE LOGO]                                                                  61

                                   APPENDIX D

                                SALES COMPARABLES


[CHASE LOGO]                                                                  62

PROJECT FLEX
SALES COMPARABLES: ARIZONA
--------------------------------------------------------------------------------

          Address                             Seller                             Buyer            Date of Sale     Sales Price
          -------                             ------                             -----            ------------     -----------
Airport Tech Center                Werdin Development Corporation     Carlyle Airport Tech Trust    07/01/99       $18,065,047
4127-4129 E Van Buren Street
Phoenix, Arizona

Quadson Kryene (3 buildings)       Krene Associates, LLC              Carl Greenwod                 06/01/99       $13,797,141
7910-8150 S. Kyrene Road
Tempe, Maricopa County,
Arizona

Ford Motor Credit                  Voit Superstition Springs Phase    Bdford Property Investors,    06/01/99       $ 7,385,000
1355 S. Clearview Avenue           50                                 Inc.
Mesa, Arizona

Foothills Corporate Center         Foothills Corporate Center         SDC Foothills, Inc.           04/01/99       $12,300,000
14415 S 50th Street
Phoenix, Maricopa County,
Arizona

Motion Systems                     SB 910 LLC                         Motion Systems LC             03/01/99       $ 6,188,050
3402 E. University Drive
Phoenix, Arizona

Radyne/Comstream                   OMB Development LLC                Arnold Phoenix Southbank      02/01/99       $ 7,000,000
3138 E. Elwood Street                                                 LLC
Phoenix, Arizona

Tri Star Computers                 Quads 345 LLC                      Eastquads 3832 LLC            02/01/99       $ 5,000,000
3832 E Watkins Street
Phoenix, Arizona

Intesys                            Intesys Technologies, Inc          Gilbert Plastic LLC           02/01/99       $22,500,000
1300 N. Fiesta Boulevard
Gilbert, Marcopa County,
Arizona

Radyne                             OMB Development LLC                Arnold Phoenix Southbank      02/01/99       $ 7,000,000
3138 E. Elwood Street                                                 LLC
Phoenix, Arizona

1150 West Grove Parkway            Plumwood Realty Partners Grove     Gateway Montrose, Inc         12/01/98       $13,538,399
Tempe, Arizona

8140-8160 S. Hardy Drive           Plumcor Realty Investors           Gateway Montrose, Inc         11/01/98       $21,271,414
Tempe, Marcopa County,
Arizona

Ryan Southbank - Phase II          Ryan Southbank II LLC              A&B Properties                10/01/98       $14,534,618
3255 E. Elwood Street
Phoenix, Arizona

Golden Genesis                     Acoma Properties                   Mobile Inn Associates         09/01/98       $ 6,919,150
7812 E Acoma Drive
Scottsdale, Maricopa County,
Arizona

Koll Townley Principal             Mutual Life Insurance              Transwestern Koll             06/01/98       $ 9,812,894
8804-36 N 23rd Avenue              Co.                                Townley LLC
Phoenix, Maricopa County,
Arizona

Demuro Corporate Square            Samuel DeMuro Marial Trust         University Corporate          05/01/98       $ 7,650,000
1505-1575 W. University Dr.                                           Square Associates
Tempe, Arizona

Phoenix Metro Tech Center          Verde Investments, Inc.            Birtcher Senior Properties,   02/01/98       $13,500,000
8260-8650 N. 22nd Avenue                                              Ltd.
Phoenix, Maricopa County,
Arizona

                                                 Building        Sales          Net Operating                    Percentage of
          Address                Year Built     Square Feet     Price/sf           Income       NOI/SF   OAR        Office
          -------                ----------     -----------     --------        -------------   ------   ---     -------------
Airport Tech Center                1999           194,624        $ 92.82                  N/A      N/A     N/A         N/A
4127-4129 E Van Buren Street
Phoenix, Arizona

Quadson Kryene (3 buildings)       1998           154,917        $ 89.06        $1,268,577.00  $  8.19   9.19%     30-100%
7910-8150 S. Kyrene Road
Tempe, Maricopa County,
Arizona

Ford Motor Credit                  1996            57,193        $129.12        $  680,579.00  $ 11.90   9.22%         N/A
1355 S. Clearview Avenue
Mesa, Arizona

Foothills Corporate Center         1998           110,921        $110.89        $1,084,443.00  $  9.78   8.82%     100.00%
14415 S 50th Street
Phoenix, Maricopa County,
Arizona

Motion Systems                     1998            79,846        $ 77.50                  N/A  #VALUE!     N/A         N/A
3402 E. University Drive
Phoenix, Arizona

Radyne/Comstream                   1998            77,155        $ 90.73        $     622,276  $  8.07   8.89%      20.00%
3138 E. Elwood Street
Phoenix, Arizona

Tri Star Computers                 1996            50,000        $100.00        $  460,000.00  $  9.20   9.20%      10.00%
3832 E Watkins Street
Phoenix, Arizona

Intesys                            1997           249,370        $ 90.23        $2,205,245.00  $  8.84   9.80%      20.00%
1300 N. Fiesta Boulevard
Gilbert, Marcopa County,
Arizona

Radyne                             1998            77,155        $ 90.73        $  594,514.00  $  7.71   8.49%      20.00%
3138 E. Elwood Street
Phoenix, Arizona

1150 West Grove Parkway            1997           103,584        $130.70        $1,218,456.00  $ 11.76   9.00%     100.00%
Tempe, Arizona

8140-8160 S. Hardy Drive           1997           156,714        $135.73        $1,813,670.00  $ 11.57   8.53%     100.00%
Tempe, Marcopa County,
Arizona

Ryan Southbank - Phase II          1997           120,778        $120.34        $1,347,825.00  $ 11.16   9.27%     100.00%
3255 E. Elwood Street
Phoenix, Arizona

Golden Genesis                     1998            73,600        $ 94.01        $     613,826  $  8.34   8.87%      50.00%
7812 E Acoma Drive
Scottsdale, Maricopa County,
Arizona

Koll Townley Principal             1985           121,519        $ 80.75        $  874,118.00  $  7.19   8.91%      87.00%
8804-36 N 23rd Avenue
Phoenix, Maricopa County,
Arizona

Demuro Corporate Square            1985            86,759        $ 88.18        $  722,764.00  $  8.33   9.45%      88.00%
1505-1575 W. University Dr.
Tempe, Arizona

Phoenix Metro Tech Center          1984           123,658        $109.17        $1,286,166.00  $ 10.40   9.53%      95.00%
8260-8650 N. 22nd Avenue
Phoenix, Maricopa County,
Arizona

                                                          Occupancy
                                      Multi or Single    at Date of
Address                                   Tenant            Sale
-------                               ---------------    ----------
Airport Tech Center                                N/A      0.00%
4127-4129 E Van Buren Street
Phoenix, Arizona

Quadson Kryene (3 buildings)          Single tenant in      95.00%
7910-8150 S. Kyrene Road              each building.
Tempe, Maricopa County,
Arizona

Ford Motor Credit                               Single     100.00%
1355 S. Clearview Avenue
Mesa, Arizona

Foothills Corporate Center                       Multi      86.00%
14415 S 50th Street
Phoenix, Maricopa County,
Arizona

Motion Systems                                     N/A         N/A
3402 E. University Drive
Phoenix, Arizona

Radyne/Comstream                                Single     100.00%
3138 E. Elwood Street
Phoenix, Arizona

Tri Star Computers                                 N/A     100.00%
3832 E Watkins Street
Phoenix, Arizona

Intesys                                            N/A     100.00%
1300 N. Fiesta Boulevard
Gilbert, Marcopa County,
Arizona

Radyne                                           Multi     100.00%
3138 E. Elwood Street
Phoenix, Arizona

1150 West Grove Parkway                          Multi     100.00%
Tempe, Arizona

8140-8160 S. Hardy Drive                           N/A     100.00%
Tempe, Marcopa County,
Arizona

Ryan Southbank - Phase II                        Multi     100.00%
3255 E. Elwood Street
Phoenix, Arizona

Golden Genesis                                     N/A      91.00%
7812 E Acoma Drive
Scottsdale, Maricopa County,
Arizona

Koll Townley Principal                           Multi      73.00%
8804-36 N 23rd Avenue
Phoenix, Maricopa County,
Arizona

Demuro Corporate Square                            N/A      97.50%
1505-1575 W. University Dr.
Tempe, Arizona

Phoenix Metro Tech Center                          N/A     100.00%
8260-8650 N. 22nd Avenue
Phoenix, Maricopa County,
Arizona


                                                                              63
[CHASE LOGO]

PROJECT PLEX
SALES COMPARABLES: CALIFORNIA
--------------------------------------------------------------------------------

      Address                         Seller                         Buyer               Date of Sale      Sales Price   Year Built
      -------                         ------                         -----               ------------      -----------   ----------
San Torras Bus.Center         Anthony Richard Marques         Goble Family Limited         01/14/00        $ 9,000,000      1975
2074 Walsh Avenue                                             Partnership
Santa Clare, CA

4209 Technology Drive         Realty Associates Fund V        RNM Technology Dr            09/17/99        $16,200,000      1985
Fremont, CA                   (LP)

1350 Duane Avenue             Raymond Duane (LLC)             Newpark Leasing Co.          09/02/99        $ 8,500,000      1966
Santa Clara, CA

551 Brown Road                Brown Road Corporation (et      Balch Enterprises, Inc.      08/13/99        $ 7,386,500      1999
Fremont, CA                   al)

47800 Fremont Boulevard       Xiang Tu Ren                    Balch Enterprises, Inc.      08/10/99        $ 4,050,000      1998
Fremont, CA

Middlefield-Bernardo R&D      Middlefield-Bernardo Assoc.     Lincoln-Whitehall            08/06/99        $31,780,000      1977
Park                          (LLC)   Pacific (LLC)
825 E. Middlefield Road
Mountain View, CA

Koll Executive Plaza          N/A                             N/A                          08/01/99        $32,325,000   1975, 1982
3400 Torrance Boulevard
3828 W. Carson Street
Torrance, CA

Fremont Business Center       SDC Fremont Business Centers,   Lincoln-Whitehall            07/09/99        $18,700,000      1986
5640 Stewart Avenue                                           Pacific (LLC)
Fremont, CA

Gateway Towers                N/A                             N/A                          06/01/99        $56,227,500   1984, 1987
970, 990 W. 190th Street
Torrance Adjacent, CA

Salvation Army                N/A                             N/A                          06/01/99        $26,400,000      1982
180 East Ocean Boulevard
Long Beach, CA

Coronado/Stender Bus.         SI Hahn (LLC)                   RREEF USA Fund - III         04/13/99        $33,250,000      1974
2902, 2972 Stender Way
Santa Clara, CA

2040 Ringwood Avenue          Ringwood Ventures (et al)       U.S. Small Business          03/19/99        $ 4,100,000      1981
San Jose, CA                                                  Admin.

1971 N. Capitol Avenue        Adams Capital Management        Horton 1971 N. Capitol       03/05/99        $ 4,600,000      1981
San Jose, CA                  Co.                             Invs (LLC)

2575 Augustine Drive          Augustine Partners (LLC)        Digital Equipment            02/25/99        $11,000,000      1985
Santa Clara, CA                                               Corp.

1249 Reamwood Avenue          Tasman V LLC                    M/M James R. & Jane          01/29/99        $10,800,000      1973
Sunnyvale, CA                                                 M. Bancroft

Mission Plaza                 Limar Realty Corp. #31          CarrAmerica Realty           01/28/99        $12,585,000      1985
2240-2280 Agnew Road            Group
Santa Clara, CA

7015, 7151 Gateway            AIP-Gateway, Inc.               WHLNF Real Estate            01/19/99        $20,750,000      1998
Boulevard                                                     Partnership
Newark, CA

14600, 14850 Catalina Street  91 Drumm Associates             Delta 88 (LP) (et al)        01/08/99        $ 5,425,000      1984
San Leandro, CA

                                                                                                                          Occupancy
                              Building       Sales    Net Operating                     Percentage of    Multi or Single  at Date of
      Address                Square Feet    Price/sf     Income       NOI/SF    OAR         Office           Tenant          Sale
      -------                -----------    --------  -------------   ------    ---     -------------    ---------------  ----------
San Torras Bus.Center           79,865       $112.69   $939,280.00     $12     10.44%         60%                  Multi      94%
2074 Walsh Avenue
Santa Clare, CA

4209 Technology Drive          167,780       $ 96.56           N/A     N/A        N/A         70%                    N/A      N/A
Fremont, CA

1350 Duane Avenue              116,000       $ 73.28           N/A     N/A        N/A         25%                 Single      40%
Santa Clara, CA

551 Brown Road                  88,516       $ 83.45           N/A     N/A        N/A          2%                 Single      N/A
Fremont, CA

47800 Fremont Boulevard         33,161       $122.13           N/A     N/A        N/A         N/A                    N/A       0%
Fremont, CA

Middlefield-Bernardo R&D       171,784       $185.00           N/A     N/A      9.30%         60%                  Multi     100%
Park
825 E. Middlefield Road
Mountain View, CA

Koll Executive Plaza           343,130       $ 94.21           N/A     N/A      9.99%         N/A                    N/A      89%
3400 Torrance Boulevard
3828 W. Carson Street
Torrance, CA

Fremont Business Center        184,074       $101.59           N/A     N/A      9.10%         15%                    N/A     100%
5640 Stewart Avenue
Fremont, CA

Gateway Towers                 452,438       $124.28           N/A     N/A      9.50%         N/A                    N/A      96%
970, 990 W. 190th Street
Torrance Adjacent, CA

Salvation Army                 199,156       $132.56           N/A     N/A        N/A         N/A                    N/A      42%
180 East Ocean Boulevard
Long Beach, CA

Coronado/Stender Bus.          227,600       $146.09    $2,088,546     $ 9      6.28%         65%                  Multi     100%
2902, 2972 Stender Way
Santa Clara, CA

2040 Ringwood Avenue            39,652       $103.40    $  531,591     $13     12.97%         15%                 Single       0%
San Jose, CA

1971 N. Capitol Avenue          30,056       $153.05           N/A     N/A      9.00%         73%                  Multi     100%
San Jose, CA

2575 Augustine Drive            55,000       $200.00    $1,080,750     $20      9.83%         99%                 Single       0%
Santa Clara, CA

1249 Reamwood Avenue            95,000       $113.68           N/A     N/A      9.00%         60%                  Multi     100%
Sunnyvale, CA

Mission Plaza                  101,700       $123.75           N/A     N/A      8.60%         91%                  Multi     100%
2240-2280 Agnew Road
Santa Clara, CA

7015, 7151 Gateway             170,000       $122.06           N/A     N/A        N/A         60%                    N/A      N/A
Boulevard
Newark, CA

14600, 14850 Catalina Street    46,080       $117.73           N/A     N/A      9.32%        100%                    N/A      N/A
San Leandro, CA

[CHASE LOGO]

PROJECT FLEX
SALES COMPARABLES: COLORADO
--------------------------------------------------------------------------------



     ADDRESS                                 SELLER                         BUYER                 DATE OF SALE    SALES PRICE
     -------                                 ------                         -----                 ------------    -----------
12421 W. 49th Avenue              Irene E. Yanker (Trust)           Ward West Investments            03/01/99    $  3,400,000
Wheat Ridge, CO                                                     Bldg. No. 3
1300-1390 S. Potomac St           Transwestern East By Southeast    Teachers Ins Annuity             09/02/99    $  9,760,000
Aurora, CO                        (LLC)                             Assoc. Am
1640 Range Street                 SRG LLC Galdor                    Realty Corporation               02/01/99    $  1,375,000
Boulder, CO
3502 E. Boulder Street            Mckenzie Engineering, Inc.        Gary Lee Erickson (et al)        06/18/98    $    525,000
Colorado Springs, CO
450 Courtney Way                  Hickey Hickey Holdings (LLC)      Lafayette Tech Center            11/03/99    $  1,509,076
Lafayette, CO                                                       (LLC)
4630 Forge Road                   WHB Properties II (LLC)           Gamkor LLLP                      10/01/98    $  2,217,000
Colorado Springs, CO
4800 E. Dry Creek Road            Dry Creek Trade (LLC)             Alliant Techsystems, Inc.        01/25/00    $  7,700,000
Littleton, CO
4950 E. 41st Avenue               RTK Micro Data (LLC)              Network Courier Service          08/01/99    $    335,000
4950 East 41st Avenue                                               Inc.
Denver, CO
7000 S. Potomac Street            Quaise Realty II (LLC)            Wedel Colo (LLC)                 12/17/99    $  1,527,500
Englewood, CO
Canal Place                       Jeff W. Polacek                   Tenbar, Inc.                     09/01/99    $  1,275,000
2305 S. Syracuse Way
Denver, CO
Fountainhead Business Center      Parade (LLC) (et al)              First Industrial (LP)            05/03/99    $  1,375,000
10691 E. Bethany Drive
Aurora, CO


                                                 BUILDING       SALES       NET OPERATING
     ADDRESS                      YEAR BUILT    SQUARE FEET    PRICE/SF         INCOME           NOI/SF           OAR
     -------                      ----------    -----------    --------     -------------        ------           ---
12421 W. 49th Avenue                 1984          55,000    $      61.82             N/A             N/A             N/A
Wheat Ridge, CO
1300-1390 S. Potomac St              1980         145,000    $      67.31             N/A             N/A            8.00%
Aurora, CO
1640 Range Street                    1981          13,455    $     102.19    $    134,063    $       9.96            9.75%
Boulder, CO
3502 E. Boulder Street               1984           8,759    $      59.94             N/A             N/A             N/A
Colorado Springs, CO
450 Courtney Way                     1999          16,750    $      90.09             N/A             N/A           10.00%
Lafayette, CO
4630 Forge Road                      1997          34,547    $      64.17    $    221,578    $       6.41            9.99%
Colorado Springs, CO
4800 E. Dry Creek Road               1958         265,428    $      29.01             N/A             N/A           11.00%
Littleton, CO
4950 E. 41st Avenue                  1982           7,000    $      47.88             N/A             N/A             N/A
4950 East 41st Avenue
Denver, CO
7000 S. Potomac Street               1983          19,622    $      77.85             N/A             N/A             N/A
Englewood, CO
Canal Place                          1982          20,250    $      62.96             N/A             N/A             N/A
2305 S. Syracuse Way
Denver, CO
Fountainhead Business Center         1979          25,216    $      54.53    $    158,125    $       6.27           11.50%
10691 E. Bethany Drive
Aurora, CO


                                  PERCENTAGE OF   MULTI OR SINGLE    AT DATE OF
     ADDRESS                         OFFICE          TENANT             SALE
     -------                      -------------   ---------------    ----------
12421 W. 49th Avenue                      50%           Multi             N/A
Wheat Ridge, CO
1300-1390 S. Potomac St                   60%           Multi              90%
Aurora, CO
1640 Range Street                         90%             N/A             100%
Boulder, CO
3502 E. Boulder Street                   N/A           Single             N/A
Colorado Springs, CO
450 Courtney Way                         100%           Multi              62%
Lafayette, CO
4630 Forge Road                           50%           Multi             N/A
Colorado Springs, CO
4800 E. Dry Creek Road                   N/A            Multi              74%
Littleton, CO
4950 E. 41st Avenue                       50%             N/A             N/A
4950 East 41st Avenue
Denver, CO
7000 S. Potomac Street                   N/A           Single             N/A
Englewood, CO
Canal Place                               67%           Multi               0%
2305 S. Syracuse Way
Denver, CO
Fountainhead Business Center             100%           Multi             100%
10691 E. Bethany Drive
Aurora, CO


[CHASE LOGO]                                                                  65

PROJECT FLEX
SALES COMPARABLES: TEXAS
--------------------------------------------------------------------------------

Address                          Seller                        Buyer                  Date of Sale     Sales Price      Year Built
-------                          ------                        -----                  ------------     -----------      ----------
10605 Delta Drive                N/A                           N/A                       09/11/99              N/A          1980
Austin, Texas

Freeport Office Center I & II    Cardinal Esters Freeports,    AFP Associates, Ltd.      10/15/98      $ 20,153,000         1997
4650 Regent Boulevard            Inc.
Irving, TX Dallas

Rapp Collins Worldwide           Kreg SW (LP)                  Allianz Life Ins. Co of   07/02/98      $ 12,943,000         1998
1660 Westridge Circle North      No. America
Irving, TX  Dallas

Federal Express                  Dienna Simkins                N/A                       10/01/98      $ 12,000,000         1998
17855 JFK Parkway
Houston, Texas

Waterford A, B & C               Waterford Sage HP (Ltd.)      TPLP Office Park          01/19/99-      $ 11,649,096     1998/1999
9215, 9233 & 9229 Waterford      Properties                                              05/29/99
Centre Boulevard                                                                         (3 Bldgs.)
Austin, TX

University Business Park         UBC, Ltd.                     Devane Realty LLC         06/02/99      $  9,688,320         1986
3019 Alvin DeVane Blvd           (Sentinel Real Estate)
Austin, TX  Travis

MetaSolv                         Crin-Plano I (LP)             Paragon Legacy            09/17/98      $  9,000,000         1988
5560 Tennyson Parkway            Associates (Ltd)
Plano, TX Plano                  Plano

Braker Center II                 Equitable Life Assurance      CFH-FTAX Limited          12/28/98      $  8,667,667         1989
11101 Metric Boulevard           Society                       Partnership
Austin, Texas

1800-1808 10th Street            Miramar Development LP        Cabot Industrial          06/11/98      $  8,375,000         1997
Plano, Texas                     Properties
Collin County

4333 Cambridge Road              Schmid-Moulton Parkway        East Bay Co., Inc.        08/27/98      $  8,230,000         1986
Fort Worth, TX                   (Ltd)

NEC Building                     Midway NEC LP                 N/A                       03/01/98      $  8,000,000         1998
3100 Promenade Drove
Stafford, Fort Bend County,
Texas

Ryder Trucking                   N/A                           N/A                       08/27/99      $  7,934,000         1980
2551 Yeltson Drive
Road Rock, Texas

1520 Luna Road                   CIIF Associates               IPERS Valwest             06/15/98      $  7,800,000         1997
Carrollton, Texas                Business Park
Dallas County

14801 Sovereign Road             Metropolitan Life Insurance   Estate of James           11/01/98      $  7,738,730         1989
Fort Worth, Texas                Company                       Campbell

Adams Laboratory                 Estate of James Campbell      Metropolitan Life         11/17/98      $  7,738,730         1989
14801 Sovereign Road             (et al)                       Insurance Co.
Fort Worth, TX

Freeport/Royal Trade Center      DFW Freeport/Royal Trade      Langer US                 03/13/98      $  7,210,000         1997
8600 W. Royal Lane               Ctr JV                        Investments
Irving, TX

955 Freeport Parkway             Catellus Development          Gateway Corporate         08/09/99      $  6,304,158         1999
Coppell, Texas                   Corporation                   Centers
Dallas County

                                  Building      Sales      Net Operating                              Percentage of Multi or Single
                                Square Feet    Price/sf       Income        NOI/SF            OAR         Office         Tenant
                                -----------   ----------   -----------   -----------          -----   --------------   ------------
10605 Delta Drive                  173,004           N/A   $        --           N/A          9.90%     2 buildings        N/A
Austin, Texas                                                                                          (8.2% & 75%,
                                                                                                       respectively)

Freeport Office Center I & II       40,000   $    125.96   $ 1,902,400   $     47.56          9.44%         N/A            N/A
4650 Regent Boulevard
Irving, TX

Rapp Collins Worldwide             101,163   $    127.94   $ 1,129,991   $     11.17          8.73%         N/A         Single
1660 Westridge Circle North
Irving, TX  Dallas

Federal Express                    135,000   $     88.89   $ 1,050,000   $      7.78          8.75%        7.40%        Single
17855 JFK Parkway
Houston, Texas

Waterford A, B & C                 105,698   $    110.21   $ 1,023,685   $      9.68          8.79%      100.00%           N/A
9215, 9233 & 9229 Waterford
Centre Boulevard
Austin, TX

University Business Park           107,648   $     90.00   $   917,699   $      8.52          9.47%       89.00%         Multi
3019 Alvin DeVane Blvd
Austin, TX  Travis

MetaSolv                            52,000   $    161.54   $   884,000   $     17.00         10.52%         N/A            N/A
5560 Tennyson Parkway
Plano, TX Plano

Braker Center II                   102,285   $971,529.00                 $      9.50         11.20%         N/A          Multi
11101 Metric Boulevard
Austin, Texas

1800-1808 10th Street              208,800   $     40.11   $737,550.00   $      3.53          8.81%       11.00%         Multi
Plano, Texas
Collin County

4333 Cambridge Road                139,250   $     59.10   $   776,101   $      5.57          9.43%       90.00%         Multi
Fort Worth, TX

NEC Building                       124,702   $     64.15   $   698,037   $      5.60          8.73%       30.00%        Single
3100 Promenade Drove
Stafford, Fort Bend County,
Texas

Ryder Trucking                     148,000   $     53.61           N/A           N/A    $    10.89          N/A         Single
2551 Yeltson Drive
Road Rock, Texas

1520 Luna Road                     201,620   $     38.69   $683,540.00   $      3.39          8.75%         N/A          Multi
Carrollton, Texas
Dallas County

14801 Sovereign Road               212,012   $     36.50   $698,567.00   $      3.29          9.03%         N/A         Single
Fort Worth, Texas

Adams Laboratory                   212,020   $     36.50           N/A           N/A          9.30%        5.00%         Multi
14801 Sovereign Road
Fort Worth, TX

Freeport/Royal Trade Center        106,500   $     67.70   $   604,137   $      5.67          8.38%       43.00%         Multi
8600 W. Royal Lane
Irving, TX

955 Freeport Parkway               150,099   $     42.00   $565,376.00   $      3.77          8.97%         N/A          Multi
Coppell, Texas
Dallas County
                                  Occupancy
                                 at Date of
                                    Sale
                                 ----------
10605 Delta Drive                  100%
Austin, Texas


Freeport Office Center I & II       88%
4650 Regent Boulevard
Irving, TX

Rapp Collins Worldwide             100%
1660 Westridge Circle North
Irving, TX  Dallas

Federal Express                    100%
17855 JFK Parkway
Houston, Texas

Waterford A, B & C                 100%
9215, 9233 & 9229 Waterford
Centre Boulevard
Austin, TX

University Business Park           100%
3019 Alvin DeVane Blvd
Austin, TX  Travis

MetaSolv                           100%
5560 Tennyson Parkway
Plano, TX Plano

Braker Center II                   100%
11101 Metric Boulevard
Austin, Texas

1800-1808 10th Street               88%
Plano, Texas
Collin County

4333 Cambridge Road                N/A
Fort Worth, TX

NEC Building                       100%
3100 Promenade Drove
Stafford, Fort Bend County,
Texas

Ryder Trucking                     100%
2551 Yeltson Drive
Road Rock, Texas

1520 Luna Road                     100%
Carrollton, Texas
Dallas County

14801 Sovereign Road                69%
Fort Worth, Texas

Adams Laboratory                    67%
14801 Sovereign Road
Fort Worth, TX

Freeport/Royal Trade Center        100%
8600 W. Royal Lane
Irving, TX

955 Freeport Parkway                63%
Coppell, Texas
Dallas County



                                                                              66
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--------------------------------------------------------------------------------



Address                                 Seller                              Buyer                 Date of Sale   Sales Price
-------                                 ------                              -----                 ------------  ------------
Raytheon Building                   T/E Waterview (Ltd)                 Smith/Allen Matuschka        03/31/98   $   6,250,000
17217 Waterview Parkway                                                 One
Dallas, Texas

2880 North SH 360                   360 Registry Ltd.                   P.J. Food Services           08/01/98   $   5,664,000
Grand Prairie, Texas
Tarrant County

Collin Creek II Bus. Center         Cabot Industrial Properties         Coll-Partners L.P.           07/30/99   $   4,850,000
820-860 Avenue F                    (LP)
Plano, TX

West Loop Bus. Park No. 11          Prentiss Properties                 Moody Rambin                 07/01/98   $   4,701,938
1214 North Post Oak Road            Acquisition Partners, LP            Interests
Houston, Harris County, TX

11406 Merrick Boulevard             N/A                                 N/A                          01/01/99   $   4,700,000
Austin, Texas

3241-3249 S.W. Story Road           Cathedral Ocotillo (LP)             MIT Unsecured (LP)           12/20/99   $   4,360,000
Irving, TX

Epsilon                             Texas 24120 Gateway (Ltd)           T/E Gateway 2410             07/16/99   $   4,100,000
2410 Gateway Drive                  (Ltd)
Irving, TX Dallas

Level 3 Communications              N/A                                 N/A                          09/12/99   $   3,700,000
4207 Smith School Road
Austin, TX

Addison Tech Center                 AMB Property II L.P.                Addison Jack Ltd.            08/12/98   $   3,595,000
3799-3801 Realty Road
Dallas, TX

Valpark Place                       Dorbet, Inc.                        Forest Abrams Place          12/04/98   $   3,445,000
1335, 1345 Valwood Parkway          Ltd
Carrollton, Dallas County, TX

Exchange Business Park              MIT Unsecured L.P.                  Exchange/Summit              03/18/98   $   3,325,000
624 Krona Drive                                                         Associates
Plano, TX

1900 Diplomat Drive                 Cabot Industrial Properties         PFP Texas Industrial,        01/28/99   $   3,250,000
Farmers Branch, TX                  L.P.                                Inc.

2270, 2290 Springlake Road          Great Oak LLC                       MTGRP Investors L.P.         09/29/98   $   3,200,000
Farmers Branch, TX

Royal Park                          MTGRP Investors (LP)                Great Oak (LLC)              09/29/98   $   3,200,000
2270-2290 Springlake Road
Branch, TX Dallas

8065 Trister Drive                  Vantage Development #10,            Jefferson-Pllot Life         04/01/99   $   2,875,000
Irving, TX                          Inc.                                Insurance

West Tech Business Center           West Tech Business Center,          Teachers Insurance           09/11/98   $   2,786,250
6901-6999 Alamo Downs               Ltd.                                and Annuity
Parkway                                                                 Association of America
San Antonio, TX

                                                  Building        Sales         Net Operating
Address                              Year Built  Square Feet     Price/Sf           Income        NOI/SF         OAR
-------                              ----------  -----------     --------       -------------     ------        ------
Raytheon Building                       1985       96,950        $  64.47       $     705,311     $  7.27       11.28%
17217 Waterview Parkway
Dallas, Texas

2880 North SH 360                       1997      176,960        $  32.01       $     583,092.00  $  3.30       10.29%
Grand Prairie, Texas
Tarrant County

Collin Creek II Bus. Center             1984       74,145        $  65.41                 N/A        N/A        11.00%
820-860 Avenue F
Plano, TX

West Loop Bus. Park No. 11              1984       75,231        $  62.50       $     463,141     $  6.16        9.85%
1214 North Post Oak Road
Houston, Harris County, TX

11406 Merrick Boulevard                 1990       86,916        $  54.08                 N/A         N/A         N/A
Austin, Texas

3241-3249 S.W. Story Road               1981       99,563        $  43.79       $     414,724     $  4.17        9.51%
Irving, TX

Epsilon                                 1983       43,000        $  95.35       $     381,410     $  8.87        9.30%
2410 Gateway Drive
Irving, TX Dallas

Level 3 Communications                  1985       71,558        $  51.71                 N/A         N/A         N/A
4207 Smith School Road
Austin, TX

Addison Tech Center                     1981       74,384        $  48.33                 N/A         N/A         N/A
3799-3801 Realty Road
Dallas, TX

Valpark Place                           1981       67,309        $  51.18       $     337,891     $  5.02         N/A
1335, 1345 Valwood Parkway
Carrollton, Dallas County, TX

Exchange Business Park                  1986       45,975        $  72.32                N/A          N/A         N/A
624 Krona Drive
Plano, TX

1900 Diplomat Drive                     1983       82,492        $  39.40                N/A          N/A        9.70%
Farmers Branch, TX

2270, 2290 Springlake Road              1985       60,661        $  52.75                N/A          N/A       10.00%
Farmers Branch, TX

Royal Park                              1985       60,661        $  52.75         $  320,000      $  5.28       10.00%
2270-2290 Springlake Road
Branch, TX Dallas

8065 Trister Drive                      1997       61,308        $  46.89         $  260,352.00   $  4.25        9.06%
Irving, TX

West Tech Business Center               1983       56,525        $  49.29                N/A          N/A         N/A
6901-6999 Alamo Downs
Parkway
San Antonio, TX
                                                                        Occupancy
                                   Percentage of    Multi or Single     at Date of
Address                               Office            Tenant             Sale
-------                            -------------    ---------------     ----------
Raytheon Building                       N/A            Single              100%
17217 Waterview Parkway
Dallas, Texas

2880 North SH 360                       N/A            Multi                 0%
Grand Prairie, Texas
Tarrant County

Collin Creek II Bus. Center           90.00%           Multi               100%
820-860 Avenue F
Plano, TX

West Loop Bus. Park No. 11            95.00%             N/A                95%
1214 North Post Oak Road
Houston, Harris County, TX

11406 Merrick Boulevard               21.00%             N/A                80%
Austin, Texas

3241-3249 S.W. Story Road             57.00%           Multi              97.7%
Irving, TX

Epsilon                                 N/A            Single              100%
2410 Gateway Drive
Irving, TX Dallas

Level 3 Communications                79.00%             N/A                 0%
4207 Smith School Road
Austin, TX

Addison Tech Center                   50.00%           Multi               100%
3799-3801 Realty Road
Dallas, TX

Valpark Place                           N/A              N/A               100%
1335, 1345 Valwood Parkway
Carrollton, Dallas County, TX

Exchange Business Park                40.00%           Multi               100%
624 Krona Drive
Plano, TX

1900 Diplomat Drive                   20.00%           Multi               100%
Farmers Branch, TX

2270, 2290 Springlake Road            80.00%           Multi               100%
Farmers Branch, TX

Royal Park                              N/A               N/A              100%
2270-2290 Springlake Road
Branch, TX Dallas

8065 Trister Drive                      N/A           Single               100%
Irving, TX

West Tech Business Center             73%             Multi                 76%
6901-6999 Alamo Downs
Parkway
San Antonio, TX




                                                                              67
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--------------------------------------------------------------------------------

                                                                                                                          Building
    Address                              Seller                   Buyer           Date of Sale  Sales Price  Year Built  Square Feet
    -------                              ------                   -----           ------------  -----------  ----------  -----------
Danka Office Imaging Co.          F/S Brookhollow, LTD        N/A                   10/01/99    $2,650,000     1979        34,482
10130 West Gulf Bank
Houston, Harris County, TX

8220-8240 Elmbrook Drive          Elmbrook Corporate          Rohmoos Venture       01/21/98    $2,525,000     1996        46,500
Dallas, TX                        Services, Inc

11004 Metric Boulevard            Mercantile Fund for         Bedford Property      06/01/98    $2,227,661     1982        27,322
Austin, TX Travis                 Telephone                   Investors, Inc.
                                  Real Estate Equity Trust

2720 Cullen Street                Fort Worth ISD              Royer & Shutts        12/14/99    $2,100,000     1987        63,384
Fort Worth, TX                                                Commercial

PES Building                      PES Corporation             Midway Companies      10/01/99    $2,000,000     1998        25,900
445 Woodline Drive
Spring, Montgomery Cty, TX

1200 E. Executive Drive          Indus Partners (LTD)         Blumin-Kimberly I     05/26/98    $1,911,000     1979        34,425
Richardson, Dallas County, TX                                 (LTD)

Ben White Business Center         Triangle W, Inc             American Industrial   03/26/98    $1,850,000  1984-85        33,529
4120 Commercial Center                                        Properties REIT
Drive,
Austin, TX

Congress 75 Center                N/A                         N/A                   06/12/98    $1,762,500     1987        41,354
4030 South Congress
Austin, TX

13958 Diplomat Drive              Valwood Center I. Ltd.      Diplomat Development  08/25/99    $1,751,000     1999        17,015
Farmers Branch, TX                                            Group

3227 Skylane Drive                Ray C. Tucker               3227 Skylane Drive    05/07/98    $1,050,000     1984        22,691
Carrollton, Dallas County, TX                                 (LP)

MCT Building                      S&W Ventures                Midway MCT Partners,  10/01/99    $1,000,000     1982        13,200
10801 Old Galveston Road                                     Inc.
Houston, Harris County, TX

4702 Salum Road                   Karim Mahmoudizard          Gilster, Inc DBA      02/03/99    $  800,000     1982        20,300
Garland, Dallas County, TX                                   Gilster Properties

                                                                                                                          Occupancy
                                     Sales         Net Operating                        Percentage of   Multi or Single   at Date of
     Address                        Price/SF          Income          NOI/SF    OAR        Office           Tenant          Sale
     -------                        --------       -------------      ------    ---     -------------   ---------------   ----------
Danka Office Imaging Co.            $ 76.85         $ 276,070         $ 8.01   10.42%      93.00%             N/A            100%
10130 West Gulf Bank
Houston, Harris County, TX

8220-8240 Elmbrook Drive            $ 54.30         $ 279,000.00      $ 6.00   11.05%         N/A           Multi            100%
Dallas, TX

11004 Metric Boulevard              $ 81.53         $ 209,948         $ 7.68    9.43%      95.00%             N/A            100%
Austin, TX Travis


2720 Cullen Street                  $ 33.13         $ 334,668         $ 5.28   10.00%      38.00%           Multi             N/A
Fort Worth, TX

PES Building                        $ 77.22         $ 202,005         $ 7.80   10.10%      88.40%          Single            100%
445 Woodline Drive
Spring, Montgomery Cty, TX

1200 E. Executive Drive             $ 55.51         $ 237,360         $ 6.89      N/A         N/A           Multi            100%
Richardson, Dallas County, TX

Ben White Business Center           $ 55.18         $ 177,063.00      $ 5.28    9.60%     100.00%           Multi             50%
4120 Commercial Center
Drive,
Austin, TX

Congress 75 Center                  $ 42.62                  N/A         N/A    11.00%      70.00%            N/A             90%
4030 South Congress
Austin, TX

13958 Diplomat Drive                $102.91         $ 152,539.00      $ 8.96     8.71%      38.00%            N/A              0%
Farmers Branch, TX

3227 Skylane Drive                  $ 46.27         $ 199,286         $ 8.78    12.69%        N/A             N/A            100%
Carrollton, Dallas County, TX

MCT Building                        $ 75.76         $ 100,736         $ 7.63    10.07%     70.00%          Single             N/A
10801 Old Galveston Road
Houston, Harris County, TX

4702 Salum Road                     $ 39.41         $  91,350         $ 4.50      N/A         N/A             N/A            100%
Garland, Dallas County, TX



                                                                              68

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--------------------------------------------------------------------------------



  Address                            Seller                             Buyer                   Date of Sale      Sales Price
  -------                            ------                             -----                   ------------      -----------
544 Herndon Parkway              Nirvana Associates              W9/LWS II Real Estate LP         06/01/98         $ 9,600,000
Herndon, Fairfax County, VA

13505 & 13515 Dulles             Met Life                        DTCD LLC (Legg Mason)            10/01/98         $ 6,850,000
Technology Drive
Herndon, Fairfax County, VA

14280 Sullyfield Circle          CB Commercial Warehouse         Trustees of Washington           01/01/99         $ 6,840,000
Chantilly, Fairrfax County, VA   Property                        Real Estate

Atrium  Building                 Liberty Property                418 Partnership, GP              01/01/99         $ 6,500,000
11832 Rock Landing Drive         Development CP
Oyster  Point Business Park
Newport News, VA

Dulles  South 4 A & B            Washington R.E. Investment      Cambridge Property               01/01/99         $ 6,840,000
14280-90 Sullyfield Circle       Trust (WRIT)                    Group
Chantilly, VA

5285 Port Royal Road             ButeraProperties III (LLC)      Trustees of WRIT                 02/01/99         $ 7,031,000
Springfield, VA

Indian Creek Center              Savoy Trust Indian Creek        Trizechahn Indian Creek          02/01/99         $ 5,100,000
44964,  45000, 45064             (LLC)                           (LLC)
Underwood Lane
Sterling, VA

3920 Stonecroft Boulevard        Security Capital Industrial     Principal Life Insurance         04/01/99         $ 8,600,000
Chantilly, Farifax County, VA    Trust                           Company

4040-4080 Walney Road            Sully Pinkard LLC               Trustee of WRIT                  04/01/99         $ 7,500,000
Chantilly, Fairfax County, VA

Chantilly Distribution Center II Principal Capital Management    Security Capital Industrial      04/01/99         $ 8,600,000
3920 Stonecroft Boulevard        LLC                             Trust (ProLogis)
Chantilly, VA

Sully Square                     Washington REIT                 Sully Pickard LLC                04/01/99         $ 7,760,000
4040-4080 Walney Road
Chantilly, VA

520 & 524 Van Buren Street       Herndon Square, LLC             Williams Communications          05/01/99         $ 8,063,320
Herndon, Fairfax County, VA

5775 Gen. Washington Dr.         NGP Holdings II LLC             5775 General Washington          05/01/99         $ 8,100,000
Alexandria, VA                                                   Drive LP

14120-14141 Parke Long           Transcontinental Realty         V-Sullyfirld Properties II,      07/01/99         $14,900,000
Court Chantilly, Farifax         Investors                       LLC
County, VA

Greenwich Commons                Greenwich Commons LP            Cornerstone Real Estate          07/01/99         $ 4,905,000
5501 Greenwich Road              (Davenport Group)               Advisors (Mass Mutual
Virginia Beach, VA                                               Life)

Parke Long Court 3-6             V-Sullyfield Properties II LLC  Transcontinental Realty          07/01/99         $15,100,000
14120-14141 Parke Long           (Velsor Properties)             Investors, Inc.
Court
Chantilly, VA

                                                     Building     Sales          Net Operating
  Address                           Year Built     Square Feet   Price/sf           Income
  -------                           ----------     ----------- ------------       ----------
544 Herndon Parkway                      1985        136,250   $      70.46            N/A
Herndon, Fairfax County, VA

13505 & 13515 Dulles                     1985         64,923   $     105.51            N/A
Technology Drive
Herndon, Fairfax County, VA

14280 Sullyfield Circle                  1987         83,078   $      82.33            N/A
Chantilly, Fairrfax County, VA

Atrium  Building                         1988         70,552   $      92.13   $    634,968
11832 Rock Landing Drive
Oyster  Point Business Park
Newport News, VA

Dulles  South 4 A & B                    1988         83,078   $      82.33   $    697,000
14280-90 Sullyfield Circle
Chantilly, VA

5285 Port Royal Road                     1963        108,000   $      65.10   $    773,410
Springfield, VA

Indian Creek Center                      1982         97,288   $      52.42   $    433,500
44964,  45000, 45064
Underwood Lane
Sterling, VA

3920 Stonecroft Boulevard                 N/A        159,644   $      53.87            N/A
Chantilly, Farifax County, VA

4040-4080 Walney Road                    1985         90,841   $      82.56            N/A
Chantilly, Fairfax County, VA

Chantilly Distribution Center II         1997        159,655   $      53.87   $    770,600
3920 Stonecroft Boulevard
Chantilly, VA

Sully Square                             1986         95,168   $      81.54   $    728,000
4040-4080 Walney Road
Chantilly, VA

520 & 524 Van Buren Street               1999         35,285   $     228.52            N/A
Herndon, Fairfax County, VA

5775 Gen. Washington Dr.                 1991        107,320   $      75.48   $  1,200,000
Alexandria, VA

14120-14141 Parke Long                   1988        215,009   $      69.30            N/A
Court Chantilly, Farifax
County, VA

Greenwich Commons                        1985         54,413   $      90.14   $    385,730
5501 Greenwich Road
Virginia Beach, VA

Parke Long Court 3-6                     1989        215,003   $      70.23   $  1,402,500
14120-14141 Parke Long
Court
Chantilly, VA
                                                                                              Occupancy
                                                          Percentage of    Multi or Single   At Date of
  Address                           NOI/SF         OAR       Office            Tenant           Sale
                                  ----------     -------- --------------   ---------------   ----------
544 Herndon Parkway                      N/A         N/A        60.00%         Single         100%
Herndon, Fairfax County, VA

13505 & 13515 Dulles                     N/A        9.50%      100.00%          Multi         100%
Technology Drive
Herndon, Fairfax County, VA

14280 Sullyfield Circle                  N/A       10.30%       70.00%          Multi         100%
Chantilly, Fairrfax County, VA

Atrium  Building                   $    9.00        9.77%         N/A             N/A          98%
11832 Rock Landing Drive
Oyster  Point Business Park
Newport News, VA

Dulles  South 4 A & B              $    8.39       10.19%       60.00%         Single         100%
14280-90 Sullyfield Circle
Chantilly, VA

5285 Port Royal Road               $    7.16       11.00%       15.00%         Single         100%
Springfield, VA

Indian Creek Center                $    4.46        8.50%       30.00%          Multi         100%
44964,  45000, 45064
Underwood Lane
Sterling, VA

3920 Stonecroft Boulevard                N/A        9.12%         N/A           Multi         100%
Chantilly, Farifax County, VA

4040-4080 Walney Road                    N/A       10.00%       20.00%          Multi         100%
Chantilly, Fairfax County, VA

Chantilly Distribution Center II   $    4.83        8.96%       11.70%          Multi         100%
3920 Stonecroft Boulevard
Chantilly, VA

Sully Square                       $    7.65        9.38%       40.00%          Multi         100%
4040-4080 Walney Road
Chantilly, VA

520 & 524 Van Buren Street               N/A         N/A        60.00%          Multi         100%
Herndon, Fairfax County, VA

5775 Gen. Washington Dr.           $   11.18       14.81%        7.00%         Single         100%
Alexandria, VA

14120-14141 Parke Long                   N/A        9.70%       60.00%          Multi          94%
Court Chantilly, Farifax
County, VA

Greenwich Commons                  $    7.09        7.86%         N/A           Multi          87%
5501 Greenwich Road
Virginia Beach, VA

Parke Long Court 3-6               $    6.52        9.29%       49.00%          Multi          93%
14120-14141 Parke Long
Court
Chantilly, VA




                                                                              69

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--------------------------------------------------------------------------------

Address                            Seller                             Buyer                         Date of Sale    Sales Price
-------                            ------                             -----                         ------------    -----------
10400 Battleview Parkway           Linden-Battlefield LLC             Principal Life Insurance      08/01/99        $ 2,435,000
Manassas, VA                                                          Co.

14100 & 14101 Parke Long           Principal Life Insurance Company   V-Sullyfield Properties III,  11/01/99        $ 7,025,000
Court                                                                 LLC
Chantilly, Fairfax County, VA

Parke Long Center 1 & 2            V-Sullyfield Properties III LLC    Principal Life Insurance      11/01/99        $ 7,025,000
14100 & 14101 Parke Long           (Velsor Properties)                Co.
Court
Chantilly, VA

14320 & 14370 Sullyfield           Transcontinental Realty Investors  West Group Properties,        12/01/99        $16,500,000
Circle  Chantilly, Fairfax                                            LLC
County, VA

521 Butler Farms Road              Hampton Roads LLC                  Mongram Retailer Credit       12/01/99        $ 3,560,456
Hampton, VA                                                           Service

Park @ Lafayette A                 Dansam International               Pleasant Valley Road, LP      12/01/99        $ 1,875,000
4200 Pleasant Valley Road
Chantilly, VA

Sullyfield Commerce Center 1       West Coast Properties LLC          Transcontinental Realty       12/01/99        $16,500,000
& 2                                                                   Investors
14320-14330 Sullyfield Circle
14340-14370 Sullyfield Circle
Chantilly, VA


                                               Building       Sales     Net Operating                     Percentage of
Address                          Year Built   Square Feet    Price/sf      Income      NOI/SF    OAR         Office
-------                          ----------   -----------    --------   -------------  ------    ---      -------------
10400 Battleview Parkway            1987         39,773       $ 61.22   $   267,900     $6.74   11.00%          N/A
Manassas, VA

14100 & 14101 Parke Long            1986        104,000       $ 67.55           N/A       N/A    9.90%       66.00%
Court
Chantilly, Fairfax County, VA

Parke Long Center 1 & 2             1987        104,170       $ 67.44   $   685,750     $6.58    9.76%       65.00%
14100 & 14101 Parke Long
Court
Chantilly, VA

14320 & 14370 Sullyfield            1985        243,265       $ 67.83           N/A       N/A      N/A       50.00%
Circle  Chantilly, Fairfax
County, VA

521 Butler Farms Road               1985         44,500       $ 80.01           N/A       N/A      N/A          N/A
Hampton, VA

Park @ Lafayette A                  1989         21,212       $ 88.39           N/A       N/A      N/A          N/A
4200 Pleasant Valley Road
Chantilly, VA

Sullyfield Commerce Center 1 & 2    1986        243,276       $ 67.82   $ 1,402,500     $5.77    8.50%       30.00%
14320-14330 Sullyfield Circle
14340-14370 Sullyfield Circle
Chantilly, VA

                                                        Occupancy
                                  Multi or Single      at Date of
Address                               Tenant              Sale
-------                           ---------------      ----------
10400 Battleview Parkway                    Multi          100%
Manassas, VA

14100 & 14101 Parke Long                    Multi           92%
Court
Chantilly, Fairfax County, VA

Parke Long Center 1 & 2                     Multi           95%
14100 & 14101 Parke Long
Court
Chantilly, VA

14320 & 14370 Sullyfield                    Multi           96%
Circle  Chantilly, Fairfax
County, VA

521 Butler Farms Road                         N/A          100%
Hampton, VA

Park @ Lafayette A                            N/A           N/A
4200 Pleasant Valley Road
Chantilly, VA

Sullyfield Commerce Center 1          Multitenant           98%
& 2
14320-14330 Sullyfield Circle
14340-14370 Sullyfield Circle
Chantilly, VA



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

PROJECT FLEX
SALES COMPARABLES: OTHER
--------------------------------------------------------------------------------



          Address                      Seller                            Buyer               Date of Sale     Sales Price
          -------                      ------                            -----               ------------     -----------
INDIANA
Fortune Park Buildings 5 & 6  Connecticut Mutual Life            Fortune Park Operating        05/01/98       $ 2,112,000
8755-8765 Guion Road          Insurance Co.                      Associates, L.P.
Indianapolis, Indiana

MICHIGAN
Cardell Corporation           N/A                                N/A                           10/01/98       $ 2,250,000
2849 Product Drive
Rochester Hills, Oakland
County, Michigan

MASSACHUSETTS
Wellington Two                Preotle, Lane & Associates LTD     U.S. Trust Company            05/17/99       $23,000,000
20 Cabot Road
Medford, MA

Two and Three University      Jones Lang LaSalle                 GE Capital Investment         08/26/99       $44,550,000
Office Park                                                      Adv
MA

Hayden Woods Corporate        Spaulding & Slye                   California State Teachers'    11/12/99       $37,000,000
Center                                                           Retirement
55 Hayden Avenue
Lexington, MA

55 Middlesex Turnpike         Boston Capital Partners, Inc.      PSI Net Realty, Inc.          02/15/00       $14,400,000
Bedford, MA

100 Apollo Drive              Fortune Wakefield LLC              RREEF                         03/01/00       $14,750,000
Chelmsford, MA

MINNESOTA
Edenvale Executive Center     Equitable                          Edenvale Executuive LLC       10/01/99       $ 7,603,750
7600-7682 Executive Drive                                        (Duke Weeks)
Eden Prairie, Hennepin, MN

Valley Gate North             Sigmund Helle                      Edenvale Executuive LLC       11/01/99       $ 3,517,021
10025 Valley Road                                                (Duke Weeks)
Eden Prairie, Hennepin
County, Minnesota


                                              Building        Sales       Net Operating                   Percentage of
          Address              Year Built    Square Feet     Price/sf        Income       NOI/SF    OAR      Office
          -------              ----------    -----------     --------     -------------   ------    ---   -------------
INDIANA
Fortune Park Buildings 5 & 6     1986          38,655        $ 54.64       $202,898.00     N/A      9.61%     65.00%
8755-8765 Guion Road
Indianapolis, Indiana

MICHIGAN
Cardell Corporation              1989          41,000        $ 54.88       $287,000.00     N/A     12.76%     39.00%
2849 Product Drive
Rochester Hills, Oakland
County, Michigan

MASSACHUSETTS
Wellington Two                   1987         118,730        $193.72               N/A     N/A        N/A        N/A
20 Cabot Road
Medford, MA

Two and Three University       1985/1988      278,137        $160.17               N/A     N/A      9.30%    100.00%
Office Park
MA

Hayden Woods Corporate           1986         188,706        $196.07               N/A     N/A     10.50%    100.00%
Center
55 Hayden Avenue
Lexington, MA

55 Middlesex Turnpike            1970          93,206        $154.50               N/A     N/A        N/A        N/A
Bedford, MA

100 Apollo Drive                 1999         112,000        $131.70               N/A     N/A      9.80%        N/A
Chelmsford, MA

MINNESOTA
Edenvale Executive Center        1983         111,245        $ 68.35       $769,480.00     N/A     10.12%     55.00%
7600-7682 Executive Drive
Eden Prairie, Hennepin, MN

Valley Gate North                1986          52,828        $ 66.57       $337,644.00     N/A      9.60%     85.00%
10025 Valley Road
Eden Prairie, Hennepin
County, Minnesota

                                                             Occupancy
                                   Multi or Single          at Date of
         Address                       Tenant                  Sale
         -------                   ---------------          ----------
INDIANA
Fortune Park Buildings 5 & 6                 Multi              97%
8755-8765 Guion Road
Indianapolis, Indiana

MICHIGAN
Cardell Corporation                            N/A             100%
2849 Product Drive
Rochester Hills, Oakland
County, Michigan

MASSACHUSETTS
Wellington Two                                 N/A              N/A
20 Cabot Road
Medford, MA

Two and Three University                       N/A             100%
Office Park
MA

Hayden Woods Corporate                         N/A             100%
Center
55 Hayden Avenue
Lexington, MA

55 Middlesex Turnpike                          N/A              N/A
Bedford, MA

100 Apollo Drive                               N/A             100%
Chelmsford, MA

MINNESOTA
Edenvale Executive Center                    Multi              95%
7600-7682 Executive Drive
Eden Prairie, Hennepin, MN

Valley Gate North                              N/A              38%
10025 Valley Road
Eden Prairie, Hennepin
County, Minnesota



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